UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2019

WESTERN ASSET

CORE BOND FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by the Fund’s subadviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Bond Fund for the twelve-month reporting period ended December 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2020

II	Western Asset Core Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser.

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase. These securities are known as “investment grade securities.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options and swaps. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted strong results over the twelve-month reporting period ended December 31, 2019. Spread sectors (non-Treasuries) largely outperformed Treasuries, but experienced periods of volatility. This was due to a number of factors, including moderating global growth, a “dovish pivot” by the Federal Reserve Board (the “Fed”)iii, the trade conflict between the U.S. and China, uncertainties surrounding Brexit and numerous other geopolitical issues.

Western Asset Core Bond Fund 2019 Annual Report	1

Fund overview (cont’d)

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.48% and ended the period at 1.58%. The low for the period was 1.39% on October 3, 2019 and the high for the period of 2.62% occurred on January 18, 2019. The yield of the ten-year Treasury began the reporting period at 2.69% and ended the period at 1.92%. The low for the period was 1.47% on August 28, September 3 and September 4, 2019, and the high for the period of 2.79% occurred on January 18, 2019. All told, the Bloomberg Barclays U.S. Aggregate Indexiv, returned 8.72% for the twelve months ended December 31, 2019.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We tactically managed the Fund’s duration. We started the reporting period long U.S. duration and trimmed duration to get flat or slightly short versus the Bloomberg Barclays U. S. Aggregate Index, the Fund’s benchmark, in August 2019, when the yield on the ten-year U. S. Treasury fell sharply. As yields rose throughout the rest of the year, we extended the Fund’s duration and ended the period longer than that of the Bloomberg Barclays U.S. Aggregate Index. We added long-dated U.S. Treasury Inflation-Protected Securities (“TIPS”)v throughout the period to take advantage of attractive real yields and low breakeven inflation rates. We increased the Fund’s allocation to agency mortgage-backed securities during the second half of the period, as their spreads widened and underperformed U.S. Treasuries. We also adjusted the Fund’s allocation to investment-grade corporate bonds. We significantly added to the Fund’s allocation in December 2018 — prior to the beginning of the reporting period — after material spread widening. We then trimmed the Fund’s exposure throughout 2019 as their spreads tightened.

The Fund used U.S. Treasury futures, options and interest rate swaps to manage its duration and yield curvevi exposure. The use of these instruments detracted from performance. Credit default swaps (“CDS”), which were used to manage the Fund’s exposure to individual credits, also contributed to results.

Performance review

For the twelve months ended December 31, 2019, Class I shares of Western Asset Core Bond Fund returned 10.44%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 8.72% for the same period. The Lipper Core Bond Funds Category Averagevii returned 8.70% over the same time frame.

2	Western Asset Core Bond Fund 2019 Annual Report

Performance Snapshot as of December 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Bond Fund:
Class A	2.76%	10.03%
Class C	2.40%	9.27%
Class C1	2.60%	9.73%
Class FI	2.77%	10.13%
Class R	2.60%	9.68%
Class I	2.95%	10.44%
Class IS	2.97%	10.55%
Bloomberg Barclays U.S. Aggregate Index	2.45%	8.72%
Lipper Core Bond Funds Category Average	2.28%	8.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended, December 31, 2019 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.85%, 1.20%, 1.76%, 1.94%, 1.66%, 2.30% and 2.33%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.82%, 1.18%, 1.73%, 1.91%, 1.64%, 2.17% and 2.31%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated April 29, 2019, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.84%, 1.53%, 1.19%, 0.81%, 1.13%, 0.53% and 0.42%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Western Asset Core Bond Fund 2019 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.82% for Class A shares, 1.65% for Class C shares, 1.42% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.42% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight to investment-grade corporate bonds. Their spreads narrowed given generally strong demand, as investors looked to generate incremental yields in the low interest rate environment.

The Fund’s emerging markets exposure was rewarded. In particular, allocations to U.S. dollar-denominated emerging market sovereigns and corporates were beneficial, as their spreads narrowed.

The Fund’s tactical duration positioning was additive for results. Being long U.S. duration overall was a positive for performance as rates moved lower across the yield curve. A long duration position in U.S. dollar-denominated emerging markets, sovereigns and corporates was rewarded as their yields also declined.

The Fund’s structured product exposure, including non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities contributed to results during the reporting period.

Q. What were the leading detractors from performance?

A. The Fund outperformed its benchmark during the reporting period. That said, yield curve positioning was a headwind, as the curve steepened during the period as a whole. Elsewhere, an allocation to TIPS was a small negative for performance, as breakeven inflation rates declined during the reporting period. There were no other meaningful detractors from returns during the reporting period.

4	Western Asset Core Bond Fund 2019 Annual Report

Thank you for your investment in Western Asset Core Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2020

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 72 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2019 were: Mortgage-Backed Securities (38.6%), Corporate Bonds & Notes (24.4%), U.S. Government & Agency Obligations (15.8%), Collateralized Mortgage Obligations (8.6%) and Asset-Backed Securities (5.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Core Bond Fund 2019 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 519 funds for the six-month period and among the 514 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Core Bond Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2019 and December 31, 2018 and does not include derivatives such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Core Bond Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.76%	$1,000.00	$1,027.60	0.82%	$4.19	Class A	5.00%	$1,000.00	$1,021.07	0.82%	$4.18
Class C	2.40	1,000.00	1,024.00	1.52	7.75	Class C	5.00	1,000.00	1,017.54	1.52	7.73
Class C1	2.60	1,000.00	1,026.00	1.15	5.87	Class C1	5.00	1,000.00	1,019.41	1.15	5.85
Class FI	2.77	1,000.00	1,027.70	0.80	4.09	Class FI	5.00	1,000.00	1,021.17	0.80	4.08
Class R	2.60	1,000.00	1,026.00	1.12	5.72	Class R	5.00	1,000.00	1,019.56	1.12	5.70
Class I	2.95	1,000.00	1,029.50	0.45	2.30	Class I	5.00	1,000.00	1,022.94	0.45	2.29
Class IS	2.97	1,000.00	1,029.70	0.42	2.15	Class IS	5.00	1,000.00	1,023.09	0.42	2.14

8	Western Asset Core Bond Fund 2019 Annual Report

[1]	For the six months ended December 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Core Bond Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/19	10.03%	9.27%	9.73%	10.13%	9.68%	10.44%	10.55%
Five Years Ended 12/31/19	3.60	2.87	3.22	3.63	3.29	4.00	4.02
Ten Years Ended 12/31/19	N/A	N/A	N/A	4.86	N/A	5.17	5.22
Inception* through 12/31/19	3.46	2.72	2.77	—	3.16	—	—

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/19	5.38%	8.27%	8.73%	10.13%	9.68%	10.44%	10.55%
Five Years Ended 12/31/19	2.70	2.87	3.22	3.63	3.29	4.00	4.02
Ten Years Ended 12/31/19	N/A	N/A	N/A	4.86	N/A	5.17	5.22
Inception* through 12/31/19	2.87	2.72	2.77	—	3.16	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/19)	29.80%
Class C (Inception date of 4/30/12 through 12/31/19)	22.86
Class C1 (Inception date of 10/3/12 through 12/31/19)	21.89
Class FI (12/31/09 through 12/31/19)	60.69
Class R (Inception date of 4/30/12 through 12/31/19)	26.95
Class I (12/31/09 through 12/31/19)	65.56
Class IS (12/31/09 through 12/31/19)	66.35

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 3, 2012, July 22, 1999, April 30, 2012, September 4, 1990 and August 29, 2008, respectively.

10	Western Asset Core Bond Fund 2019 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Bond Fund vs. Bloomberg Barclays U.S. Aggregate Index† — December 2009 - December 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Bond Fund on December 31, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2019. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Core Bond Fund 2019 Annual Report	11

Schedule of investments

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 38.6%
FHLMC — 10.6%
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	10/1/25-5/1/49	$168,197,653	$175,128,474
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	12/1/32-1/1/50	438,366,145	446,499,542
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	10/1/36	160,317	183,901
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/38-1/1/49	33,685,436	36,025,959
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	6/1/46-11/1/49	279,739,341	289,213,096
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	8/1/48-11/1/49	47,316,960	49,314,817	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	9/1/48-10/1/49	55,093,526	58,549,714
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	10/1/49-12/1/49	39,816,416	39,404,528
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	11/1/49-12/1/49	15,690,696	16,217,816	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	1/1/50	12,300,000	12,555,894	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.000%	7/1/20-11/1/48	17,672,723	19,044,271
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.500%	7/1/23-8/1/47	51,589,454	54,987,777
Federal Home Loan Mortgage Corp. (FHLMC) Gold	7.000%	4/1/24-3/1/39	577,076	659,408
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.500%	6/1/32-9/1/39	348,964	396,206
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	8/1/33-2/1/49	22,558,945	23,545,000
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.500%	4/1/35-4/1/38	1,966,160	2,127,617
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	2/1/38-3/1/49	115,109,500	118,047,431
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.000%	11/1/39	195,660	224,583
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	11/1/41-4/1/49	83,739,392	88,696,502
Total FHLMC				1,430,822,536

See Notes to Financial Statements.

12	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — 19.7%
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-6/1/57	$355,621,195	$377,380,348
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-12/1/48	82,732,765	88,600,879
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-12/1/39	4,289,819	4,887,456
Federal National Mortgage Association (FNMA)	2.810%	4/1/25-8/1/31	6,108,758	6,253,632
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-4/1/28	35,884	36,611
Federal National Mortgage Association (FNMA)	7.000%	4/1/27-2/1/39	1,589,368	1,791,429
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-12/1/49	130,631,086	129,299,625
Federal National Mortgage Association (FNMA)	3.080%	1/1/28	4,692,730	4,922,469
Federal National Mortgage Association (FNMA)	3.640%	11/1/28	3,761,000	4,062,370
Federal National Mortgage Association (FNMA)	3.070%	1/1/29	1,863,000	1,957,301
Federal National Mortgage Association (FNMA)	3.300%	4/1/29	1,343,000	1,428,353
Federal National Mortgage Association (FNMA)	3.160%	5/1/29	2,641,644	2,785,882
Federal National Mortgage Association (FNMA)	3.190%	5/1/29	1,331,082	1,405,950
Federal National Mortgage Association (FNMA)	3.240%	5/1/29	5,319,286	5,649,355
Federal National Mortgage Association (FNMA)	3.260%	5/1/29	1,873,000	1,990,860
Federal National Mortgage Association (FNMA)	3.350%	5/1/29	986,000	1,052,194
Federal National Mortgage Association (FNMA)	3.040%	6/1/29	1,791,118	1,886,122
Federal National Mortgage Association (FNMA)	2.740%	8/1/29	3,940,461	4,048,444
Federal National Mortgage Association (FNMA)	2.790%	8/1/29	10,478,000	10,811,411
Federal National Mortgage Association (FNMA)	2.520%	10/1/29	1,120,000	1,130,536

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	13

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-9/1/57	$116,465,022	$124,541,406
Federal National Mortgage Association (FNMA)	3.310%	5/1/31	1,253,783	1,337,469
Federal National Mortgage Association (FNMA)	2.870%	7/1/31-8/1/31	4,925,000	5,082,850
Federal National Mortgage Association (FNMA)	2.765%	8/1/31	9,078,247	9,248,491
Federal National Mortgage Association (FNMA)	2.770%	8/1/31	6,358,000	6,480,414
Federal National Mortgage Association (FNMA)	2.800%	8/1/31	3,492,681	3,570,235
Federal National Mortgage Association (FNMA)	2.840%	8/1/31	3,313,000	3,400,017
Federal National Mortgage Association (FNMA)	2.850%	8/1/31	4,289,729	4,406,244
Federal National Mortgage Association (FNMA)	2.860%	8/1/31	3,672,000	3,775,559
Federal National Mortgage Association (FNMA)	2.920%	8/1/31	148,000	152,315
Federal National Mortgage Association (FNMA)	2.980%	8/1/31	179,112	185,374
Federal National Mortgage Association (FNMA)	2.670%	9/1/31-10/1/34	4,510,200	4,537,290
Federal National Mortgage Association (FNMA)	2.400%	10/1/31	4,112,000	4,040,967
Federal National Mortgage Association (FNMA)	6.500%	2/1/32-5/1/40	886,161	1,004,184
Federal National Mortgage Association (FNMA)	3.000%	7/1/32-1/1/50	672,056,428	687,620,432
Federal National Mortgage Association (FNMA)	3.500%	7/1/32-3/1/57	683,432,015	710,509,006
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	2,407,027	2,687,300
Federal National Mortgage Association (FNMA)	3.000%	12/1/39-1/1/50	192,424,326	196,433,137	(a)
Federal National Mortgage Association (FNMA)	4.000%	11/1/48	148,050,024	154,069,899	(a)
Federal National Mortgage Association (FNMA)	3.500%	10/1/49-12/1/49	19,827,859	20,637,502	(a)

See Notes to Financial Statements.

14	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.000%	1/1/50	$68,600,000	$69,580,766	(b)
Federal National Mortgage Association (FNMA)	3.500%	1/1/50	3,000,000	3,086,367	(b)
Federal National Mortgage Association
(FNMA) (Federal Reserve US 12 mo.
Cumulative Average 1 Year CMT + 1.956%)	4.288%	11/1/35	381,662	396,071	(c)
Total FNMA				2,668,164,522
GNMA — 8.3%
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	28,898	31,617
Government National Mortgage Association (GNMA)	6.500%	10/15/23-8/15/34	3,712,208	4,181,506
Government National Mortgage Association (GNMA)	7.000%	1/15/24-5/15/32	13,762	14,389
Government National Mortgage Association (GNMA)	6.000%	11/15/28-6/15/35	1,892,770	2,120,962
Government National Mortgage Association (GNMA)	5.500%	2/15/35-6/15/36	184,008	206,452
Government National Mortgage Association (GNMA)	5.000%	1/15/40	44,520	49,584
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	14,237,760	14,691,442
Government National Mortgage Association (GNMA)	3.500%	6/15/48	3,547,215	3,727,326
Government National Mortgage Association (GNMA) II	6.000%	9/20/36-2/20/42	2,469,682	2,817,994
Government National Mortgage Association (GNMA) II	6.500%	10/20/37	541,330	619,941
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-4/20/49	153,922,035	161,449,295
Government National Mortgage Association (GNMA) II	5.000%	7/20/40-1/20/49	36,026,449	38,143,489
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-10/20/49	271,860,397	282,306,918
Government National Mortgage Association (GNMA) II	4.000%	6/20/47-11/20/49	157,169,079	164,052,537
Government National Mortgage Association (GNMA) II	3.000%	1/20/48-12/20/49	131,757,905	135,517,079

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	15

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	2.500%	8/20/49-11/20/49	$8,616,114	$8,517,802
Government National Mortgage Association (GNMA) II	2.500%	1/1/50	148,100,000	148,742,151	(b)
Government National Mortgage Association (GNMA) II	3.000%	1/1/50	150,100,000	154,221,886	(b)
Total GNMA				1,121,412,370
Total Mortgage-Backed Securities (Cost — $5,153,754,565)				5,220,399,428
Corporate Bonds & Notes — 24.4%
Communication Services — 1.9%
Diversified Telecommunication Services — 0.6%
AT&T Inc., Senior Notes	4.450%	5/15/21	663,000	684,656
AT&T Inc., Senior Notes	3.400%	5/15/25	5,000,000	5,240,296
AT&T Inc., Senior Notes	3.800%	2/15/27	3,457,000	3,690,858
AT&T Inc., Senior Notes	6.100%	7/15/40	9,000	11,510
AT&T Inc., Senior Notes	4.350%	6/15/45	7,415,000	8,019,030
Telefonica Emisiones SA, Senior Notes	5.134%	4/27/20	913,000	921,702
Telefonica Emisiones SA, Senior Notes	4.103%	3/8/27	219,000	237,272
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	2,821,000	3,353,470
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	2,552,000	2,707,930
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	3,431,000	3,636,798
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	2,387,000	2,426,210
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	2,114,000	2,348,963
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	9,637,000	10,946,555
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	1,728,000	1,907,764
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	18,438,000	21,540,862
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	2,097,000	2,637,325
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	5,726,000	6,199,963
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	9,000	10,189

See Notes to Financial Statements.

16	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	$2,534,000	$3,150,271
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	564,000	766,884
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	2,266,000	2,723,283
Total Diversified Telecommunication Services				83,161,791
Entertainment — 0.0%
Viacom Inc., Senior Notes	4.250%	9/1/23	645,000	687,356
Viacom Inc., Senior Notes	3.875%	4/1/24	322,000	341,197
Total Entertainment				1,028,553
Media — 1.0%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	3,761,000	3,785,323
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,864,000	2,054,091
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.750%	2/15/28	940,000	975,902
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	6,296,000	6,717,569
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	22,297,000	25,319,873
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	170,000	214,271
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	8,197,000	9,368,053
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	2,474,000	3,071,492
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	1,352,000	1,519,300

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	17

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	$1,857,000	$2,172,217
Comcast Corp., Senior Notes	3.950%	10/15/25	6,305,000	6,886,411
Comcast Corp., Senior Notes	3.150%	3/1/26	1,505,000	1,579,035
Comcast Corp., Senior Notes	4.150%	10/15/28	21,781,000	24,552,526
Comcast Corp., Senior Notes	4.250%	10/15/30	5,767,000	6,602,063
Comcast Corp., Senior Notes	7.050%	3/15/33	3,475,000	4,989,078
Comcast Corp., Senior Notes	5.650%	6/15/35	2,669,000	3,517,263
Comcast Corp., Senior Notes	3.200%	7/15/36	734,000	752,750
Comcast Corp., Senior Notes	3.900%	3/1/38	3,430,000	3,806,324
Comcast Corp., Senior Notes	4.700%	10/15/48	3,182,000	3,934,680
Fox Corp., Senior Notes	4.709%	1/25/29	685,000	781,763	(d)
Fox Corp., Senior Notes	5.476%	1/25/39	7,060,000	8,652,978	(d)
Fox Corp., Senior Notes	5.576%	1/25/49	575,000	733,534	(d)
Time Warner Cable LLC, Senior Secured Notes	4.125%	2/15/21	2,436,000	2,475,872
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	1,191,000	1,463,234
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	403,000	526,444
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	985,000	1,246,676
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	5,058,000	5,816,260
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	18,000	20,147
Walt Disney Co., Senior Notes	6.200%	12/15/34	36,000	50,624
Walt Disney Co., Senior Notes	6.650%	11/15/37	1,970,000	2,933,682
Total Media				136,519,435
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	591,000	594,701
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	4,533,000	4,642,994
Deutsche Telekom International Finance
BV, Senior Notes	2.820%	1/19/22	1,512,000	1,535,122	(d)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co.
III LLC, Senior Secured Notes	3.360%	9/20/21	9,912,875	10,013,491	(d)

See Notes to Financial Statements.

18	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co.
III LLC, Senior Secured Notes	4.738%	3/20/25	$1,406,000	$1,493,025	(d)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	9,830,000	10,907,993
Total Wireless Telecommunication Services				29,187,326
Total Communication Services				249,897,105
Consumer Discretionary — 0.6%
Automobiles — 0.2%
BMW US Capital LLC, Senior Notes	1.850%	9/15/21	949,000	947,242	(d)
Daimler Finance North America LLC,
Senior Notes	2.450%	5/18/20	878,000	879,223	(d)
Ford Motor Co., Senior Notes	4.750%	1/15/43	1,496,000	1,332,616
Ford Motor Credit Co. LLC, Senior Notes	8.125%	1/15/20	913,000	914,715
Ford Motor Credit Co. LLC, Senior Notes	3.200%	1/15/21	3,331,000	3,350,380
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	4,684,000	4,905,026
General Motors Co., Senior Notes	5.150%	4/1/38	797,000	816,695
General Motors Co., Senior Notes	6.250%	10/2/43	4,266,000	4,800,154
General Motors Co., Senior Notes	5.950%	4/1/49	716,000	795,028
General Motors Financial Co. Inc., Senior Notes	2.450%	11/6/20	1,097,000	1,099,796
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	1,155,000	1,181,607
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	949,000	998,484
Total Automobiles				22,020,966
Hotels, Restaurants & Leisure — 0.3%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	16,004,000	16,495,084
McDonald’s Corp., Senior Notes	3.700%	1/30/26	2,893,000	3,123,972
McDonald’s Corp., Senior Notes	3.500%	3/1/27	994,000	1,062,807
McDonald’s Corp., Senior Notes	3.800%	4/1/28	1,513,000	1,656,015
McDonald’s Corp., Senior Notes	4.875%	12/9/45	5,870,000	7,086,832
Sands China Ltd., Senior Notes	4.600%	8/8/23	5,508,000	5,823,939
Sands China Ltd., Senior Notes	5.125%	8/8/25	7,559,000	8,316,827
Total Hotels, Restaurants & Leisure				43,565,476
Household Durables — 0.0%
Newell Brands Inc., Senior Notes	3.850%	4/1/23	1,682,000	1,748,966
Newell Brands Inc., Senior Notes	4.200%	4/1/26	179,000	186,801
Total Household Durables				1,935,767
Internet & Direct Marketing Retail — 0.1%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	6,161,000	6,534,706

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	19

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Internet & Direct Marketing Retail — continued
Amazon.com Inc., Senior Notes	3.875%	8/22/37	$2,705,000	$3,078,997
Amazon.com Inc., Senior Notes	4.950%	12/5/44	3,036,000	3,983,367
Amazon.com Inc., Senior Notes	4.050%	8/22/47	2,355,000	2,775,558
QVC Inc., Senior Secured Notes	5.950%	3/15/43	90,000	84,486
Total Internet & Direct Marketing Retail				16,457,114
Total Consumer Discretionary				83,979,323
Consumer Staples — 1.7%
Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	13,236,000	14,127,791
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	10,621,000	12,617,323
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	3,614,000	3,746,417
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	847,000	862,427
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	1/12/24	2,212,000	2,332,531
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.150%	1/23/25	4,254,000	4,639,129
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	1,460,000	1,608,087
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	16,245,000	18,845,200
Diageo Capital PLC, Senior Notes	4.828%	7/15/20	770,000	781,749
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	2,463,000	2,513,576
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	367,000	377,428
PepsiCo Inc., Senior Notes	4.000%	3/5/42	430,000	490,321
Pernod Ricard SA, Senior Notes	4.450%	1/15/22	5,588,000	5,847,769	(d)
Total Beverages				68,789,748
Food & Staples Retailing — 0.2%
CVS Pass-Through Trust, Secured Trust	6.943%	1/10/30	402,833	472,197
CVS Pass-Through Trust, Senior Secured
Trust	6.036%	12/10/28	4,778,762	5,341,736
Walmart Inc., Senior Notes	3.050%	7/8/26	7,308,000	7,714,934
Walmart Inc., Senior Notes	3.700%	6/26/28	9,233,000	10,180,854
Total Food & Staples Retailing				23,709,721

See Notes to Financial Statements.

20	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — 0.3%
Danone SA, Senior Notes	2.077%	11/2/21	$4,218,000	$4,223,477	(d)
Danone SA, Senior Notes	2.589%	11/2/23	6,493,000	6,599,979	(d)
Danone SA, Senior Notes	2.947%	11/2/26	4,317,000	4,413,900	(d)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	704,000	723,353	(d)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	1,970,000	2,087,584
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	2,798,000	2,801,167
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	293,000	326,048
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	36,000	38,543
Mars Inc., Senior Notes	2.700%	4/1/25	3,269,000	3,347,518	(d)
Mars Inc., Senior Notes	3.200%	4/1/30	9,788,000	10,376,589	(d)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	600,000	605,922	(d)
Total Food Products				35,544,080
Tobacco — 0.7%
Altria Group Inc., Senior Notes	4.750%	5/5/21	2,902,000	3,008,232
Altria Group Inc., Senior Notes	3.490%	2/14/22	2,185,000	2,249,548
Altria Group Inc., Senior Notes	2.850%	8/9/22	1,657,000	1,689,548
Altria Group Inc., Senior Notes	3.800%	2/14/24	2,418,000	2,547,886
Altria Group Inc., Senior Notes	4.400%	2/14/26	17,347,000	18,872,605
Altria Group Inc., Senior Notes	4.800%	2/14/29	10,496,000	11,708,922
Altria Group Inc., Senior Notes	5.800%	2/14/39	5,615,000	6,617,589
Altria Group Inc., Senior Notes	5.950%	2/14/49	8,034,000	9,754,889
Altria Group Inc., Senior Notes	6.200%	2/14/59	1,791,000	2,137,265
BAT Capital Corp., Senior Notes	3.557%	8/15/27	17,750,000	18,139,005
BAT Capital Corp., Senior Notes	4.540%	8/15/47	5,767,000	5,810,383
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	1,567,000	1,595,350
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	2,328,000	2,358,695
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	7,559,000	7,673,357
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	1,406,000	1,600,953
Reynolds American Inc., Senior Notes	3.250%	6/12/20	906,000	910,198
Reynolds American Inc., Senior Notes	6.150%	9/15/43	1,110,000	1,306,073
Reynolds American Inc., Senior Notes	5.850%	8/15/45	1,610,000	1,850,615
Total Tobacco				99,831,113
Total Consumer Staples				227,874,662

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	21

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy — 4.5%
Energy Equipment & Services — 0.0%
Halliburton Co., Senior Notes	3.800%	11/15/25	$3,126,000	$3,337,239
Halliburton Co., Senior Notes	5.000%	11/15/45	1,075,000	1,230,718
Total Energy Equipment & Services				4,567,957
Oil, Gas & Consumable Fuels — 4.5%
Apache Corp., Senior Notes	3.250%	4/15/22	930,000	947,919
Apache Corp., Senior Notes	6.000%	1/15/37	89,000	99,409
Apache Corp., Senior Notes	5.100%	9/1/40	6,063,000	6,184,402
Apache Corp., Senior Notes	5.250%	2/1/42	6,878,000	7,182,371
Apache Corp., Senior Notes	4.750%	4/15/43	9,824,000	9,510,617
Apache Corp., Senior Notes	4.250%	1/15/44	18,144,000	16,763,134
BP Capital Markets America Inc., Senior Notes	3.216%	11/28/23	6,511,000	6,788,216
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	8,803,000	9,206,168
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	6,672,000	7,114,379
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	143,000	147,510
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,916,000	1,978,333
BP Capital Markets PLC, Senior Notes	3.535%	11/4/24	896,000	954,911
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	1,119,000	1,192,224
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	2,030,000	2,037,678	(d)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	19,280,000	19,506,500	(d)
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	1,872,000	1,978,542
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	8,869,000	9,208,386
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	6,940,000	7,367,896
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	9,932,000	10,387,425
CNOOC Finance 2015 USA LLC, Senior Notes	4.375%	5/2/28	7,218,000	8,030,196
CNOOC Nexen Finance 2014 ULC, Senior Notes	4.250%	4/30/24	6,394,000	6,841,849
Concho Resources Inc., Senior Notes	4.375%	1/15/25	1,571,000	1,624,068
Concho Resources Inc., Senior Notes	3.750%	10/1/27	2,384,000	2,509,640
Concho Resources Inc., Senior Notes	4.300%	8/15/28	9,913,000	10,817,965
Conoco Funding Co., Senior Notes	7.250%	10/15/31	313,000	447,321
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	573,000	779,779
Continental Resources Inc., Senior Notes	4.500%	4/15/23	2,190,000	2,289,831
Continental Resources Inc., Senior Notes	3.800%	6/1/24	2,897,000	2,999,207
Continental Resources Inc., Senior Notes	4.375%	1/15/28	13,549,000	14,431,553

See Notes to Financial Statements.

22	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Continental Resources Inc., Senior Notes	4.900%	6/1/44	$4,480,000	$4,768,316
Devon Energy Corp., Senior Notes	5.850%	12/15/25	2,774,000	3,291,767
Devon Energy Corp., Senior Notes	5.600%	7/15/41	9,080,000	11,060,512
Devon Energy Corp., Senior Notes	4.750%	5/15/42	220,000	247,271
Devon Energy Corp., Senior Notes	5.000%	6/15/45	6,790,000	7,892,225
Ecopetrol SA, Senior Notes	5.875%	5/28/45	31,345,000	37,055,589
El Paso Natural Gas Co. LLC, Senior Notes	8.375%	6/15/32	2,696,000	3,771,082
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	967,000	1,060,517
Energy Transfer Operating LP, Senior Notes	5.250%	4/15/29	18,000	20,243
Energy Transfer Operating LP, Senior Notes	6.250%	4/15/49	484,000	584,909
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	10,006,000	11,084,876
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	4,660,000	4,804,843
Enterprise Products Operating LLC, Senior Notes	7.550%	4/15/38	430,000	624,604
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	510,000	659,202
Enterprise Products Operating LLC, Senior Notes	4.450%	2/15/43	1,800,000	1,984,787
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	410,000	475,105
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	730,000	858,846
Enterprise Products Operating LLC, Senior Notes	4.200%	1/31/50	1,440,000	1,552,454
EOG Resources Inc., Senior Notes	4.150%	1/15/26	1,684,000	1,852,443
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	2,946,000	3,093,152
Exxon Mobil Corp., Senior Notes	2.440%	8/16/29	13,218,000	13,363,419
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	3,663,000	4,306,643
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	10,603,000	12,319,106	(d)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	7,863,000	9,412,011	(d)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	2,803,000	3,616,543	(d)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	23

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	$2,472,000	$2,504,061
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	349,000	361,911
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	1,792,000	1,920,475
Kinder Morgan Energy Partners LP, Senior Notes	7.300%	8/15/33	110,000	147,483
Kinder Morgan Energy Partners LP, Senior Notes	6.550%	9/15/40	620,000	790,110
Kinder Morgan Energy Partners LP, Senior Notes	6.375%	3/1/41	730,000	918,235
Kinder Morgan Energy Partners LP, Senior Notes	5.500%	3/1/44	540,000	629,747
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	1,800,000	1,954,380
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	6,800,000	7,420,840
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	4,270,000	5,088,997
Kinder Morgan Inc., Senior Notes	5.050%	2/15/46	1,120,000	1,258,738
MPLX LP, Senior Notes	4.000%	3/15/28	3,787,000	3,925,804
MPLX LP, Senior Notes	4.800%	2/15/29	1,684,000	1,849,841
MPLX LP, Senior Notes	4.500%	4/15/38	4,308,000	4,390,943
MPLX LP, Senior Notes	4.700%	4/15/48	7,377,000	7,528,995
MPLX LP, Senior Notes	5.500%	2/15/49	3,224,000	3,668,040
Noble Energy Inc., Senior Notes	3.850%	1/15/28	6,170,000	6,525,300
Noble Energy Inc., Senior Notes	5.250%	11/15/43	3,179,000	3,587,288
Noble Energy Inc., Senior Notes	4.950%	8/15/47	7,918,000	8,813,749
Occidental Petroleum Corp., Senior Notes	2.600%	8/13/21	3,412,000	3,438,329
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	1,093,000	1,112,621
Occidental Petroleum Corp., Senior Notes	2.700%	8/15/22	4,926,000	4,979,083
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	618,000	728,495
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	10,350,000	10,530,245
Occidental Petroleum Corp., Senior Notes	3.500%	6/15/25	8,500,000	8,784,589
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	627,000	711,580

See Notes to Financial Statements.

24	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	$2,550,000	$2,582,873
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	2,257,000	2,263,183
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	2,579,000	2,634,922
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	8,284,000	11,123,068
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	2,346,000	2,823,526
Occidental Petroleum Corp., Senior Notes	4.500%	7/15/44	18,287,000	18,503,763
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	5,060,000	5,244,802
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	2,050,000	2,646,106
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	1,657,000	1,681,179
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	3,349,000	3,261,677
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	4,594,000	4,570,884
Pertamina Persero PT, Senior Notes	6.000%	5/3/42	6,914,000	8,462,606	(d)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,081,000	3,213,483
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,087,000	2,343,983
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	25,909,000	28,444,131	(d)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	3,889,000	3,997,639
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	5,821,000	5,241,432
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	3,880,000	3,751,553
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	13,254,000	11,886,916
Petroleos Mexicanos, Senior Notes	6.750%	9/21/47	4,478,000	4,501,801
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	211,000	227,426	(d)
Schlumberger Holdings Corp., Senior Notes	3.900%	5/17/28	142,000	151,417	(d)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	2,454,000	2,467,123
Shell International Finance BV, Senior Notes	1.875%	5/10/21	931,000	932,319

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	25

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels —continued
Shell International Finance BV, Senior Notes	2.875%	5/10/26	$6,654,000	$6,910,258
Shell International Finance BV, Senior Notes	2.375%	11/7/29	8,300,000	8,243,544
Shell International Finance BV, Senior Notes	4.550%	8/12/43	1,451,000	1,771,980
Shell International Finance BV, Senior Notes	4.375%	5/11/45	4,084,000	4,882,666
Shell International Finance BV, Senior Notes	4.000%	5/10/46	3,779,000	4,313,139
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	5,552,000	5,999,659	(d)
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	3,985,000	5,787,762
Transcontinental Gas Pipe Line Co. LLC,
Senior Notes	7.850%	2/1/26	17,006,000	21,627,047
Williams Cos. Inc., Senior Notes	5.250%	3/15/20	1,737,000	1,747,307
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	331,000	361,076
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	1,340,000	1,398,845
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	2,125,000	2,775,279
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	23,000	30,697
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	3,065,000	4,411,537
Total Oil, Gas & Consumable Fuels				605,876,381
Total Energy				610,444,338
Financials — 8.1%
Banks — 5.7%
ABN AMRO Bank NV, Senior Notes	2.450%	6/4/20	2,024,000	2,027,741	(d)
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	1,352,000	1,475,992	(d)
Banco Santander SA, Senior Notes	3.848%	4/12/23	6,448,000	6,730,749
Banco Santander SA, Senior Notes	3.800%	2/23/28	1,254,000	1,321,388
Banco Santander SA, Senior Notes	4.379%	4/12/28	4,836,000	5,299,105
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	3.121%	4/12/23	2,149,000	2,164,142	(c)
Bank of America Corp., Senior Notes	3.300%	1/11/23	4,594,000	4,752,453
Bank of America Corp., Senior Notes	4.100%	7/24/23	4,988,000	5,323,847
Bank of America Corp., Senior Notes	4.000%	4/1/24	3,134,000	3,358,813
Bank of America Corp., Senior Notes	3.500%	4/19/26	4,567,000	4,861,088
Bank of America Corp., Senior Notes	5.000%	1/21/44	9,215,000	12,035,730

See Notes to Financial Statements.

26	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	$2,241,000	$2,294,419	(c)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	10,406,000	10,936,562	(c)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	7,782,000	8,080,459	(c)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	7,711,000	8,180,486	(c)
Bank of America Corp., Senior Notes (3.946% to 1/23/48 then 3 mo. USD LIBOR + 1.190%)	3.946%	1/23/49	3,717,000	4,228,709	(c)
Bank of America Corp., Senior Notes (3.970% to 3/5/28 then 3 mo. USD LIBOR + 1.070%)	3.970%	3/5/29	5,000,000	5,453,072	(c)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	7,684,000	8,442,509	(c)
Bank of America Corp., Senior Notes (4.330% to 3/15/49 then 3 mo. USD LIBOR + 1.520%)	4.330%	3/15/50	6,720,000	8,113,525	(c)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	5,409,000	5,811,828
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	2,875,000	3,068,721
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	1,093,000	1,201,365
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	16,120,000	17,598,482
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	2,700,000	3,654,533
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year ICE Swap Rate + 1.432%)	3.803%	12/15/32	1,316,000	1,373,707	(c)
Banque Federative du Credit Mutuel SA, Senior Notes	2.200%	7/20/20	1,970,000	1,971,975	(d)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,206,000	3,564,669	(d)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	27

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	$4,899,000	$5,528,381	(c)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	2,848,000	3,179,260	(c)
BNP Paribas SA, Senior Notes	3.375%	1/9/25	2,463,000	2,559,870	(d)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	7,899,000	8,785,267	(d)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	16,281,000	17,650,322	(c)(d)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	10,514,000	12,374,133	(c)(d)
BNP Paribas SA, Subordinated Notes (4.375% to 3/1/28 then USD 5 year ICE Swap Rate + 1.483%)	4.375%	3/1/33	2,669,000	2,885,912	(c)(d)
BPCE SA, Subordinated Notes	5.150%	7/21/24	4,541,000	4,986,567	(d)
Citigroup Inc., Senior Notes	3.300%	4/27/25	12,054,000	12,669,730
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,081,000	5,150,096
Citigroup Inc., Senior Notes	4.650%	7/30/45	7,037,000	8,731,810
Citigroup Inc., Senior Notes	4.650%	7/23/48	1,675,000	2,098,196
Citigroup Inc., Senior Notes (3.520% to 10/27/27 then 3 mo. USD LIBOR + 1.151%)	3.520%	10/27/28	18,054,000	19,023,953	(c)
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. USD LIBOR + 1.338%)	3.980%	3/20/30	18,048,000	19,774,532	(c)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	1,849,000	1,925,665
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	4,549,000	4,948,902
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	2,722,000	3,114,818
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	1,343,000	1,463,643
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	25,282,000	27,878,222
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	412,000	555,261
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	605,000	789,082
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	564,000	824,479
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,423,000	1,817,934
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	716,000	857,733
Compass Bank, Subordinated Notes	3.875%	4/10/25	1,567,000	1,647,301

See Notes to Financial Statements.

28	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Cooperatieve Rabobank UA, Senior Notes	2.250%	1/14/20	$1,330,000	$1,330,087
Cooperatieve Rabobank UA, Senior Notes	4.750%	1/15/20	1,343,000	1,344,177	(d)
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	3,520,000	3,817,735
Cooperatieve Rabobank UA, Senior Notes	3.375%	5/21/25	13,201,000	14,006,855
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	9,027,000	9,803,705
Cooperatieve Rabobank UA, Senior Notes	3.750%	7/21/26	833,000	868,678
Credit Agricole SA, Subordinated Notes (4.000% to 1/10/28 then USD 5 year ICE Swap Rate + 1.644%)	4.000%	1/10/33	3,743,000	3,953,152	(c)(d)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	11,168,000	11,734,294	(d)
Danske Bank A/S, Senior Notes	3.875%	9/12/23	3,529,000	3,667,059	(d)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	7,066,000	7,739,330	(d)
Danske Bank A/S, Senior Notes (3.001% to 9/20/21 then 3 mo. USD LIBOR + 1.249%)	3.001%	9/20/22	5,360,000	5,408,862	(c)(d)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	4,872,000	4,934,312	(c)(d)
HSBC Bank USA NA, Subordinated Notes	4.875%	8/24/20	6,636,000	6,751,193
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	7,791,000	7,916,619
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	997,000	1,086,620
HSBC Holdings PLC, Senior Notes (3.803% to 3/11/24 then 3 mo. USD LIBOR + 1.211%)	3.803%	3/11/25	10,753,000	11,294,465	(c)
HSBC Holdings PLC, Senior Notes (3.973% to 5/22/29 then 3 mo. USD LIBOR + 1.610%)	3.973%	5/22/30	13,872,000	14,970,861	(c)
HSBC Holdings PLC, Senior Notes (4.041% to 3/13/27 then 3 mo. USD LIBOR + 1.546%)	4.041%	3/13/28	8,051,000	8,620,788	(c)
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	11,159,000	12,487,758	(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	1,916,000	2,034,411

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	29

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	$4,567,000	$4,888,390
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	10,353,000	10,495,225	(d)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	2,266,000	2,305,622	(d)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	10,460,000	10,998,589	(d)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	12,493,000	13,534,430	(d)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	5,175,000	5,267,645
JPMorgan Chase & Co., Senior Notes	2.550%	3/1/21	1,433,000	1,444,398
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	537,000	557,825
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	12,448,000	13,282,208	(c)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	5,687,000	6,353,183	(c)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	9,191,000	10,468,014	(c)
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	5,791,000	6,349,497
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	9,717,000	10,767,437
JPMorgan Chase & Co., Subordinated Notes	3.625%	12/1/27	5,143,000	5,437,903
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	5,546,000	7,069,279
Lloyds Bank PLC, Senior Notes	2.700%	8/17/20	887,000	891,004
Lloyds Bank PLC, Senior Notes	6.500%	9/14/20	90,000	92,487	(d)
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	11,284,000	11,464,831
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	1,970,000	2,174,703
Lloyds Banking Group PLC, Senior Notes (2.907% to 11/7/22 then 3 mo. USD LIBOR + 0.810%)	2.907%	11/7/23	9,636,000	9,785,908	(c)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	2,843,000	3,095,050
Nordea Bank Abp, Subordinated Notes	4.875%	5/13/21	4,720,000	4,895,280	(d)
Royal Bank of Canada	1.875%	2/5/20	6,860,000	6,859,146
Royal Bank of Canada, Senior Notes	2.150%	10/26/20	3,896,000	3,903,962
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	3,609,000	3,674,345

See Notes to Financial Statements.

30	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Royal Bank of Scotland Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	$5,803,000	$6,168,755	(c)
Royal Bank of Scotland Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	13,433,000	14,277,980	(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	2,893,000	3,136,560
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	1,791,000	1,834,437
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	725,000	897,605	(d)
Santander UK PLC, Senior Notes	2.375%	3/16/20	2,373,000	2,374,404
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	1,128,000	1,214,655	(d)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	432,000	556,518	(d)
Svenska Handelsbanken AB, Senior Notes	3.350%	5/24/21	4,648,000	4,740,892
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	5,006,000	5,113,987
US Bank NA, Senior Notes	3.150%	4/26/21	3,546,000	3,603,393
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	1/31/20	20,383,000	20,566,855	(c)(e)
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	537,000	554,555
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	11,690,000	12,367,444
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	7,684,000	7,882,127
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	8,588,000	9,574,564
Wells Fargo & Co., Senior Notes (2.879% to 10/30/29 then 3 mo. USD LIBOR + 1.170%)	2.879%	10/30/30	8,240,000	8,307,879	(c)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	1,809,000	1,874,601
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	134,000	142,373
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	12,726,000	13,957,600
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	430,000	553,029
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,522,000	2,008,404
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,513,000	1,782,197
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	4,469,000	5,474,600
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	16,048,000	18,333,011
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	13,120,000	15,778,773

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	31

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Wells Fargo Capital X, Ltd. Gtd.	5.950%	12/15/36	$7,000	$8,555
Westpac Banking Corp., Senior Notes	2.600%	11/23/20	4,352,000	4,376,546
Total Banks				771,836,759
Capital Markets — 1.7%
CME Group Inc., Senior Notes	5.300%	9/15/43	1,070,000	1,435,565
Credit Suisse AG, Senior Notes	3.625%	9/9/24	2,660,000	2,831,762
Credit Suisse Group AG, Senior Notes (2.593% to 9/11/24 then SOFR + 1.560%)	2.593%	9/11/25	1,997,000	2,004,033	(c)(d)
Credit Suisse Group AG, Senior Notes (3.869% to 1/12/28 then 3 mo. USD LIBOR + 1.410%)	3.869%	1/12/29	5,790,000	6,174,582	(c)(d)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	457,000	507,754
Goldman Sachs Capital II (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	1/31/20	32,000	28,049	(c)(e)
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	4,603,000	4,634,474
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	340,000	346,029
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	815,000	855,491
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	287,000	308,189
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	4,785,000	4,922,464
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	9,269,000	9,735,982
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,012,000	1,079,088
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	1,352,000	1,430,850
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	10,165,000	10,706,069
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	5,481,000	7,675,548
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	7,066,000	8,638,524
Goldman Sachs Group Inc., Senior Notes (2.876% to 10/31/21 then 3 mo. USD LIBOR + 0.821%)	2.876%	10/31/22	13,433,000	13,626,507	(c)
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	8,956,000	9,536,490	(c)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	12,236,000	13,138,060	(c)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	12,565,000	13,864,699	(c)

See Notes to Financial Statements.

32	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	$8,454,000	$9,190,150
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	3,045,000	4,235,265
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	14,911,000	18,355,728
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	331,000	405,547	(d)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	1/31/20	1,430,000	0	*(e)(f)(g)(h)(i)
Lehman Brothers Holdings Inc., Junior Subordinated Notes	6.500%	7/19/17	13,380,000	0	*(g)(h)(i)(j)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	31,220,000	0	*(g)(h)(i)(j)
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,436,000	2,485,427
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	7,449,000	8,024,652	(c)
Morgan Stanley, Senior Notes (4.431% to 1/23/29 then 3 mo. USD LIBOR + 1.628%)	4.431%	1/23/30	534,000	604,451	(c)
State Street Corp., Senior Notes	3.300%	12/16/24	1,048,000	1,106,304
UBS AG, Senior Notes	4.500%	6/26/48	179,000	224,591	(d)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	27,771,000	30,374,531	(c)(d)(e)
UBS Group AG, Senior Notes (3.126% to 8/13/29 then 3 mo. USD LIBOR + 1.468%)	3.126%	8/13/30	4,299,000	4,378,674	(c)(d)
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	12,018,000	12,373,583	(d)
UBS Group Funding Switzerland AG, Senior Notes	4.125%	9/24/25	2,731,000	2,973,666	(d)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	15,923,000	17,415,827	(d)
Total Capital Markets				225,628,605
Consumer Finance — 0.2%
American Express Co., Senior Notes	2.650%	12/2/22	10,000	10,199
American Express Co., Senior Notes	2.500%	7/30/24	20,670,000	20,925,121

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	33

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — continued
American Express Credit Corp., Senior Notes	2.375%	5/26/20	$4,030,000	$4,035,106
Nationwide Building Society, Senior Notes (4.363% to 8/1/23 then 3 mo. USD LIBOR + 1.392%)	4.363%	8/1/24	6,797,000	7,214,815	(c)(d)
Total Consumer Finance				32,185,241
Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	6,334,000	6,539,237
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	421,000	441,554
Banco Nacional de Comercio Exterior SNC, Subordinated Notes (3.800% to 8/11/21 then 5 year Treasury Constant Maturity Rate + 3.000%)	3.800%	8/11/26	7,236,000	7,338,082	(c)(d)
GE Capital International Funding Co. Unlimited Co., Senior Notes	2.342%	11/15/20	16,724,000	16,741,003
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	4.150%	12/21/65	3,743,000	3,042,348	(c)(d)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	3,349,000	3,769,395
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	869,000	884,030	(d)
Total Diversified Financial Services				38,755,649
Insurance — 0.2%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	92	137	(d)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	6.945%	2/12/23	2,449	2,486	(c)(d)
American International Group Inc., Junior Subordinated Notes	6.250%	3/15/37	5,081,000	5,546,394
Berkshire Hathaway Finance Corp., Senior Notes	4.250%	1/15/49	7,344,000	8,726,465
Brighthouse Financial Inc., Senior Notes	4.700%	6/22/47	1,003,000	931,255
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	1,039,000	1,042,807
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	1,164,000	1,238,867
MetLife Inc., Junior Subordinated Notes	6.400%	12/15/36	6,365,000	7,807,277
Reliance Standard Life Global Funding II, Senior Secured Notes	2.500%	1/15/20	1,424,000	1,424,079	(d)

See Notes to Financial Statements.

34	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	$93,000	$135,574	(d)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	3,500,000	4,305,357	(d)
Total Insurance				31,160,698
Total Financials				1,099,566,952
Health Care — 2.3%
Biotechnology — 0.6%
AbbVie Inc., Senior Notes	2.300%	11/21/22	22,140,000	22,267,366	(d)
AbbVie Inc., Senior Notes	2.600%	11/21/24	19,060,000	19,235,818	(d)
AbbVie Inc., Senior Notes	3.600%	5/14/25	2,194,000	2,319,640
AbbVie Inc., Senior Notes	2.950%	11/21/26	4,640,000	4,731,453	(d)
AbbVie Inc., Senior Notes	3.200%	11/21/29	18,650,000	18,997,173	(d)
Amgen Inc., Senior Notes	2.125%	5/1/20	967,000	967,411
Amgen Inc., Senior Notes	3.875%	11/15/21	1,970,000	2,032,723
Gilead Sciences Inc., Senior Notes	2.550%	9/1/20	1,191,000	1,196,220
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	1,460,000	1,549,264
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	1,711,000	1,844,115
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	716,000	833,584
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	3,967,000	4,777,621
Total Biotechnology				80,752,388
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	2,649,000	2,896,664
Abbott Laboratories, Senior Notes	4.750%	11/30/36	1,836,000	2,305,794
Abbott Laboratories, Senior Notes	4.900%	11/30/46	3,681,000	4,844,510
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	6,421,000	6,691,847
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	1,229,000	1,303,743
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	1,407,000	1,649,022
Medtronic Inc., Senior Notes	3.500%	3/15/25	1,350,000	1,448,081
Medtronic Inc., Senior Notes	4.625%	3/15/45	410,000	517,123
Total Health Care Equipment & Supplies				21,656,784
Health Care Providers & Services — 1.1%
Aetna Inc., Senior Notes	2.800%	6/15/23	761,000	773,828
Aetna Inc., Senior Notes	3.875%	8/15/47	2,006,000	2,044,319
Anthem Inc., Senior Notes	3.125%	5/15/22	1,827,000	1,873,531
Anthem Inc., Senior Notes	2.950%	12/1/22	3,627,000	3,712,852
Anthem Inc., Senior Notes	3.350%	12/1/24	1,791,000	1,870,652
Anthem Inc., Senior Notes	3.650%	12/1/27	6,837,000	7,246,377
Cigna Corp., Senior Notes	3.400%	9/17/21	3,251,000	3,329,300

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	35

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Cigna Corp., Senior Notes	3.750%	7/15/23	$8,669,000	$9,099,369
Cigna Corp., Senior Notes	4.125%	11/15/25	2,499,000	2,715,485
Cigna Corp., Senior Notes	4.375%	10/15/28	10,102,000	11,212,013
CommonSpirit Health, Secured Notes	4.350%	11/1/42	358,000	368,390
CVS Health Corp., Senior Notes	3.350%	3/9/21	1,179,000	1,198,880
CVS Health Corp., Senior Notes	2.750%	12/1/22	188,000	191,161
CVS Health Corp., Senior Notes	3.700%	3/9/23	11,248,000	11,731,064
CVS Health Corp., Senior Notes	4.100%	3/25/25	5,221,000	5,609,070
CVS Health Corp., Senior Notes	3.875%	7/20/25	4,600,000	4,903,129
CVS Health Corp., Senior Notes	4.300%	3/25/28	35,724,000	39,058,211
CVS Health Corp., Senior Notes	4.780%	3/25/38	5,000,000	5,693,452
CVS Health Corp., Senior Notes	5.125%	7/20/45	5,194,000	6,171,432
CVS Health Corp., Senior Notes	5.050%	3/25/48	3,278,000	3,890,713
Humana Inc., Senior Notes	3.150%	12/1/22	672,000	690,052
Humana Inc., Senior Notes	3.950%	3/15/27	3,726,000	4,013,523
Humana Inc., Senior Notes	4.625%	12/1/42	779,000	878,588
Humana Inc., Senior Notes	4.950%	10/1/44	1,110,000	1,313,280
Humana Inc., Senior Notes	4.800%	3/15/47	242,000	284,082
UnitedHealth Group Inc., Senior Notes	2.700%	7/15/20	3,126,000	3,139,343
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,442,000	1,456,772
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	2,624,000	2,677,473
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	1,021,000	1,103,776
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	830,000	919,777
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	582,000	773,897
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,576,000	2,084,369
UnitedHealth Group Inc., Senior Notes	3.700%	8/15/49	4,227,000	4,555,893
UnitedHealth Group Inc., Senior Notes	3.875%	8/15/59	6,499,000	7,041,121
Total Health Care Providers & Services				153,625,174
Pharmaceuticals — 0.4%
Allergan Funding SCS, Senior Notes	3.450%	3/15/22	1,424,000	1,457,130
Allergan Funding SCS, Senior Notes	3.800%	3/15/25	4,066,000	4,275,689
Allergan Funding SCS, Senior Notes	4.550%	3/15/35	233,000	255,121
Bristol-Myers Squibb Co., Senior Notes	2.250%	8/15/21	2,722,000	2,739,672	(d)
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	5,293,000	5,382,906	(d)
Bristol-Myers Squibb Co., Senior Notes	3.550%	8/15/22	1,200,000	1,247,633	(d)
Bristol-Myers Squibb Co., Senior Notes	3.625%	5/15/24	537,000	567,880	(d)
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	10,317,000	10,660,018	(d)
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	3,385,000	3,661,936	(d)
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	7,299,000	7,674,362	(d)

See Notes to Financial Statements.

36	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	$8,036,000	$8,607,553	(d)
Bristol-Myers Squibb Co., Senior Notes	5.250%	8/15/43	1,030,000	1,339,564	(d)
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	1,728,000	2,221,860	(d)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	384,000	392,587
Johnson & Johnson, Senior Notes	3.700%	3/1/46	2,946,000	3,335,250
Wyeth LLC, Senior Notes	5.950%	4/1/37	1,245,000	1,702,757
Total Pharmaceuticals				55,521,918
Total Health Care				311,556,264
Industrials — 1.6%
Aerospace & Defense — 0.5%
Boeing Co., Senior Notes	4.875%	2/15/20	3,529,000	3,539,685
Boeing Co., Senior Notes	3.100%	5/1/26	1,379,000	1,424,375
Boeing Co., Senior Notes	2.700%	2/1/27	2,588,000	2,626,468
Boeing Co., Senior Notes	2.800%	3/1/27	1,791,000	1,821,582
Boeing Co., Senior Notes	3.200%	3/1/29	5,382,000	5,617,787
Boeing Co., Senior Notes	3.250%	2/1/35	10,057,000	10,311,118
Boeing Co., Senior Notes	5.875%	2/15/40	448,000	595,791
Boeing Co., Senior Notes	3.750%	2/1/50	4,633,000	4,940,737
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	5,623,000	6,037,111
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	550,000	653,266
Northrop Grumman Corp., Senior Notes	2.550%	10/15/22	7,093,000	7,202,873
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	9,609,000	9,915,077
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	2,964,000	3,096,059
Raytheon Co., Senior Notes	3.125%	10/15/20	1,146,000	1,157,167
United Technologies Corp., Senior Notes	3.950%	8/16/25	5,920,000	6,460,838
United Technologies Corp., Senior Notes	4.125%	11/16/28	4,890,000	5,506,152
United Technologies Corp., Senior Notes	5.400%	5/1/35	18,000	23,164
United Technologies Corp., Senior Notes	4.500%	6/1/42	833,000	1,000,486
Total Aerospace & Defense				71,929,736
Airlines — 0.0%
Continental Airlines Pass-Through Trust	6.703%	6/15/21	212,629	225,375
Delta Air Lines Pass-Through Trust	6.821%	8/10/22	110,839	120,398
Total Airlines				345,773
Commercial Services & Supplies — 0.2%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	2,606,000	2,659,268
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	3,188,000	3,461,446
Republic Services Inc., Senior Notes	2.500%	8/15/24	3,645,000	3,690,680
Waste Management Inc., Senior Notes	4.600%	3/1/21	842,000	862,911

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	37

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — continued
Waste Management Inc., Senior Notes	3.500%	5/15/24	$958,000	$1,007,728
Waste Management Inc., Senior Notes	3.200%	6/15/26	1,961,000	2,056,083
Waste Management Inc., Senior Notes	3.450%	6/15/29	2,731,000	2,927,211
Waste Management Inc., Senior Notes	4.000%	7/15/39	2,391,000	2,684,056
Waste Management Inc., Senior Notes	4.150%	7/15/49	2,812,000	3,222,433
Total Commercial Services & Supplies				22,571,816
Electrical Equipment — 0.1%
ABB Finance USA Inc., Senior Notes	4.375%	5/8/42	304,000	365,459
Eaton Corp., Senior Notes	2.750%	11/2/22	5,615,000	5,731,432
Eaton Corp., Senior Notes	4.150%	11/2/42	2,524,000	2,829,763
Total Electrical Equipment				8,926,654
Industrial Conglomerates — 0.6%
3M Co., Senior Notes	2.375%	8/26/29	16,008,000	15,815,549
General Electric Co., Senior Notes	2.500%	3/28/20	5,526,000	5,526,309
General Electric Co., Senior Notes	5.550%	5/4/20	4,237,000	4,282,774
General Electric Co., Senior Notes	4.375%	9/16/20	952,000	966,872
General Electric Co., Senior Notes	4.625%	1/7/21	9,103,000	9,311,905
General Electric Co., Senior Notes	4.650%	10/17/21	9,860,000	10,282,789
General Electric Co., Senior Notes	6.750%	3/15/32	788,000	1,013,113
General Electric Co., Senior Notes	5.875%	1/14/38	690,000	839,972
General Electric Co., Senior Notes	6.875%	1/10/39	20,683,000	27,687,690
General Electric Co., Subordinated Notes	5.300%	2/11/21	670,000	691,415
Total Industrial Conglomerates				76,418,388
Machinery — 0.0%
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	699,000	698,942
Road & Rail — 0.1%
Union Pacific Corp., Senior Notes	3.750%	7/15/25	2,257,000	2,421,840
Union Pacific Corp., Senior Notes	3.950%	9/10/28	10,066,000	11,131,891
Union Pacific Corp., Senior Notes	3.839%	3/20/60	8,150,000	8,311,832	(d)
Total Road & Rail				21,865,563
Transportation Infrastructure — 0.1%
DP World PLC, Senior Notes	5.625%	9/25/48	16,729,000	19,382,872	(d)
Total Industrials				222,139,744
Information Technology — 1.2%
Communications Equipment — 0.0%
Harris Corp., Senior Notes	4.854%	4/27/35	1,730,000	2,045,367
Harris Corp., Senior Notes	5.054%	4/27/45	1,881,000	2,323,902
Total Communications Equipment				4,369,269

See Notes to Financial Statements.

38	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Internet Software & Services — 0.1%
Tencent Holdings Ltd., Senior Notes	3.595%	1/19/28	$12,762,000	$13,363,781	(d)
IT Services — 0.2%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	16,559,000	17,194,474
Mastercard Inc., Senior Notes	3.375%	4/1/24	2,552,000	2,709,864
Visa Inc., Senior Notes	2.200%	12/14/20	1,361,000	1,366,688
Visa Inc., Senior Notes	3.150%	12/14/25	6,117,000	6,472,014
Visa Inc., Senior Notes	4.300%	12/14/45	3,063,000	3,770,644
Total IT Services				31,513,684
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., Senior Notes	3.700%	7/29/25	851,000	921,211
Texas Instruments Inc., Senior Notes	2.250%	9/4/29	9,000	8,898
Texas Instruments Inc., Senior Notes	4.150%	5/15/48	6,484,000	7,722,881
Total Semiconductors & Semiconductor Equipment				8,652,990
Software — 0.5%
Microsoft Corp., Senior Notes	2.875%	2/6/24	6,985,000	7,252,357
Microsoft Corp., Senior Notes	2.700%	2/12/25	1,943,000	2,009,108
Microsoft Corp., Senior Notes	3.125%	11/3/25	8,660,000	9,161,362
Microsoft Corp., Senior Notes	2.400%	8/8/26	13,371,000	13,540,091
Microsoft Corp., Senior Notes	3.300%	2/6/27	9,180,000	9,820,398
Microsoft Corp., Senior Notes	3.450%	8/8/36	233,000	255,755
Microsoft Corp., Senior Notes	4.100%	2/6/37	45,000	53,311
Microsoft Corp., Senior Notes	3.700%	8/8/46	2,570,000	2,910,313
Microsoft Corp., Senior Notes	3.950%	8/8/56	1,075,000	1,276,018
salesforce.com Inc., Senior Notes	3.250%	4/11/23	4,424,000	4,604,605
salesforce.com Inc., Senior Notes	3.700%	4/11/28	13,872,000	15,230,943
Total Software				66,114,261
Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc., Senior Notes	2.000%	11/13/20	3,869,000	3,879,410
Apple Inc., Senior Notes	2.450%	8/4/26	9,994,000	10,144,725
Apple Inc., Senior Notes	3.850%	8/4/46	4,111,000	4,643,501
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	16,299,000	16,777,384	(d)
Total Technology Hardware, Storage & Peripherals				35,445,020
Total Information Technology				159,459,005
Materials — 1.6%
Chemicals — 0.1%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	8,311,000	8,902,494	(d)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	39

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Chemicals — continued
Nutrien Ltd., Senior Notes	4.875%	3/30/20	$618,000	$622,076
OCP SA, Senior Notes	4.500%	10/22/25	4,836,000	5,185,686	(d)
Total Chemicals				14,710,256
Metals & Mining — 1.3%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	9,018,000	9,361,747	(d)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	5,355,000	5,862,625	(d)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	2,212,000	2,320,053	(d)
ArcelorMittal SA, Senior Notes	3.600%	7/16/24	13,480,000	13,837,542
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	8,857,000	9,412,936
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	752,000	929,148
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	8,508,000	10,811,139
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	395,000	402,807
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	7,863,000	10,083,102
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/19/25 then USD 5 year ICE Swap Rate + 5.093%)	6.750%	10/19/75	4,890,000	5,749,124	(c)(d)
Corp. Nacional del Cobre de Chile, Senior Notes	3.625%	8/1/27	14,365,000	14,959,583	(d)
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	4,227,000	4,427,187	(d)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	1,084,000	1,085,500	(d)
Glencore Funding LLC, Senior Notes	3.000%	10/27/22	157,000	158,323	(d)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	2,884,000	3,007,242	(d)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	13,810,000	14,473,554	(d)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	6,797,000	7,070,818	(d)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	4,675,000	4,868,171	(d)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	18,708,000	21,597,053
Southern Copper Corp., Senior Notes	5.875%	4/23/45	5,346,000	6,720,223
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	17,177,000	20,194,140
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	3,208,000	4,181,420
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	5,508,000	7,193,090
Total Metals & Mining				178,706,527

See Notes to Financial Statements.

40	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	$16,245,000	$18,362,495
Total Materials				211,779,278
Real Estate — 0.0%
Equity Real Estate Investment Trusts (REITs) — 0.0%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	3,923,000	4,132,879	(d)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	1,433,000	1,668,689	(d)
Total Real Estate				5,801,568
Utilities — 0.9%
Electric Utilities — 0.9%
Berkshire Hathaway Energy Co., Senior Notes	5.950%	5/15/37	269,000	364,028
Cleveland Electric Illuminating Co., Senior Notes	3.500%	4/1/28	1,415,000	1,475,124	(d)
Comision Federal de Electricidad, Senior Notes	4.750%	2/23/27	9,618,000	10,174,473	(d)
Duke Energy Corp., Senior Notes	3.550%	9/15/21	779,000	796,072
Duke Energy Corp., Senior Notes	2.400%	8/15/22	7,657,000	7,737,374
Duke Energy Corp., Senior Notes	3.150%	8/15/27	3,979,000	4,104,206
Exelon Corp., Senior Notes	5.625%	6/15/35	1,984,000	2,460,672
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	3,824,000	4,033,878
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	15,102,000	16,167,565
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	19,148,000	27,057,636
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	1,970,000	2,346,964
MidAmerican Energy Co.	3.650%	4/15/29	7,057,000	7,723,538
Perusahaan Listrik Negara PT, Senior Notes	4.125%	5/15/27	3,743,000	3,954,844	(d)
Perusahaan Listrik Negara PT, Senior Notes	5.450%	5/21/28	6,672,000	7,685,310	(d)
Perusahaan Listrik Negara PT, Senior Notes	5.250%	10/24/42	3,944,000	4,430,828	(k)
Perusahaan Listrik Negara PT, Senior Notes	6.150%	5/21/48	13,326,000	16,856,524	(d)
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,093,000	1,114,693
Total Utilities				118,483,729
Total Corporate Bonds & Notes (Cost — $3,124,827,057)				3,300,981,968

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	41

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 15.8%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA), Notes	6.625%	11/15/30	$18,010,000	$25,695,866
U.S. Government Obligations — 15.6%
U.S. Treasury Bonds	3.625%	2/15/44	56,830,000	70,010,786
U.S. Treasury Bonds	2.875%	8/15/45	103,400,000	113,336,094
U.S. Treasury Bonds	2.750%	8/15/47	85,780,000	92,255,385
U.S. Treasury Bonds	3.000%	2/15/48	63,390,000	71,467,273
U.S. Treasury Bonds	3.125%	5/15/48	115,130,000	132,945,917
U.S. Treasury Bonds	3.000%	8/15/48	132,848,000	150,050,778
U.S. Treasury Bonds	3.000%	2/15/49	14,520,000	16,428,302
U.S. Treasury Bonds	2.875%	5/15/49	64,640,000	71,460,025
U.S. Treasury Bonds	2.250%	8/15/49	121,850,000	118,577,661
U.S. Treasury Bonds	2.375%	11/15/49	58,530,000	58,516,282
U.S. Treasury Notes	1.500%	10/31/21	730,000	729,116
U.S. Treasury Notes	2.500%	2/15/22	19,120,000	19,486,716
U.S. Treasury Notes	1.500%	10/31/24	16,220,000	16,087,579
U.S. Treasury Notes	1.500%	11/30/24	237,390,000	235,507,571
U.S. Treasury Notes	1.750%	12/31/24	145,540,000	146,014,711
U.S. Treasury Notes	2.125%	5/31/26	44,780,000	45,693,967
U.S. Treasury Notes	1.875%	7/31/26	104,370,000	104,851,081
U.S. Treasury Notes	1.375%	8/31/26	222,900,000	216,879,087
U.S. Treasury Notes	1.625%	9/30/26	31,710,000	31,338,398
U.S. Treasury Notes	1.625%	10/31/26	26,090,000	25,769,480
U.S. Treasury Notes	1.625%	11/30/26	249,870,000	246,751,505
U.S. Treasury Notes	1.625%	8/15/29	115,750,000	112,874,336
U.S. Treasury Notes	1.750%	11/15/29	10,740,000	10,587,920
U.S. Treasury Strip Principal, STRIPS	0.000%	11/15/21	2,212,000	2,147,685
Total U.S. Government Obligations				2,109,767,655
Total U.S. Government & Agency Obligations (Cost — $2,090,965,922)				2,135,463,521
Collateralized Mortgage Obligations (l) —8.6%
Alternative Loan Trust, 2006-OA8 1A1 (1 mo. USD LIBOR + 0.190%)	1.982%	7/25/46	780,311	764,029	(c)
APS Resecuritization Trust, 2015-3 1A (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 0.960%)	2.579%	10/27/46	8,268,944	8,377,862	(c)(d)
Banc of America Funding Trust, 2005-E 8A1 (Cost of Funds for the 11th District of San Francisco + 1.430%, min. coupon of 1.430%)	2.557%	6/20/35	43,627	33,899	(c)

See Notes to Financial Statements.

42	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Banc of America Funding Trust, 2015-R3 9A1 (1 mo. USD LIBOR + 0.150%)	1.858%	2/27/37	$6,765,864	$6,596,338	(c)(d)
Bear Stearns ARM Trust, 2004-9 24A1	4.551%	11/25/34	1,147,221	1,148,059	(c)
BHMS, 2018-ATLS A (1 mo. USD LIBOR + 1.250%)	2.990%	7/15/35	21,879,000	21,893,639	(c)(d)
BX Commercial Mortgage Trust, 2019-IMC A (1 mo. USD LIBOR + 1.000%)	2.740%	4/15/34	8,956,000	8,970,674	(c)(d)
BX Commercial Mortgage Trust, 2019-XL A (1 mo. USD LIBOR + 0.920%)	2.660%	10/15/36	7,400,000	7,414,929	(c)(d)
CD Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	4,209,000	4,485,306	(c)
CHL Mortgage Pass-Through Trust, 2005-9 2A1 (1 mo. USD LIBOR + 0.440%)	2.232%	5/25/35	310,921	239,550	(c)
CHL Mortgage Pass-Through Trust, 2005-11 3A3	2.912%	4/25/35	37,655	31,573	(c)
CHT Mortgage Trust, 2017-CSMO A (1 mo. USD LIBOR + 0.930%)	2.670%	11/15/36	5,821,000	5,830,741	(c)(d)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	1,773,000	1,868,333
Citigroup Commercial Mortgage Trust, 2017-C4 A4	3.471%	10/12/50	8,956,000	9,547,042
Citigroup Commercial Mortgage Trust, 2017-P7 B	4.137%	4/14/50	2,624,000	2,758,117	(c)
Citigroup Commercial Mortgage Trust, 2019-C7-A4	3.102%	12/15/72	17,000,000	17,642,938
Citigroup Commercial Mortgage Trust, 2019-SMRT A	4.149%	1/10/36	12,269,000	13,043,105	(d)
Commercial Mortgage Trust, 2014-277P A	3.611%	8/10/49	2,830,000	2,984,239	(c)(d)
Commercial Mortgage Trust, 2013-300P B	4.394%	8/10/30	4,057,000	4,303,548	(c)(d)
Commercial Mortgage Trust, 2013-CR12 AM	4.300%	10/10/46	448,000	474,749
Commercial Mortgage Trust, 2013-CR12 B	4.762%	10/10/46	394,000	410,769	(c)
Commercial Mortgage Trust, 2013-CR12 C	5.081%	10/10/46	188,000	189,917	(c)
Commercial Mortgage Trust, 2015-CR24 AM	4.028%	8/10/48	7,541,000	8,048,590	(c)
Commercial Mortgage Trust, 2017- PANW A	3.244%	10/10/29	9,771,000	10,078,407	(d)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	43

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.196%	3/10/47	$16,967,685	$649,416	(c)
CSAIL Commercial Mortgage Trust, 2018-C14 A4	4.422%	11/15/51	14,929,000	16,823,848	(c)
CSAIL Commercial Mortgage Trust, 2019-C15 A4	4.053%	3/15/52	13,433,000	14,818,078
CSMC Trust, 2019-RPL9 A1	3.319%	10/27/59	40,758,783	40,811,117	(c)(d)
CSMC Trust, 2015-12R 2A1	2.323%	11/30/37	12,078,573	12,060,167	(c)(d)
CSMC Trust, 2017-RPL3 A1	4.000%	8/1/57	13,317,799	13,862,286	(c)(d)
CSMC Trust, 2018-PLUM A (1 mo. USD LIBOR + 3.231%)	4.971%	8/15/20	2,217,874	2,220,600	(c)(d)
CSMC Trust, 2019-ICE4 A (1 mo. USD LIBOR + 0.980%)	2.720%	5/15/36	24,332,000	24,408,553	(c)(d)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	65,286,301	66,836,407	(c)(d)
CSMC Trust, 2019-NQM1 A1	2.656%	10/1/59	31,141,092	31,174,725
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2004-4 7AR2 (1 mo. USD LIBOR + 0.450%)	2.242%	6/25/34	98,006	94,230	(c)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust Series, 2006-PR1 4AF1 (1 mo. USD LIBOR + 0.290%)	2.030%	4/15/36	6,170,048	5,501,751	(c)(d)
EverBank Mortgage Loan Trust, 2018-1 A22	3.500%	2/25/48	17,733,566	17,992,024	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K007 X1, IO	1.010%	4/25/20	9,548,978	95	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K016 X1, IO	1.478%	10/25/21	1,560,791	34,975	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K062 X1, IO	0.307%	12/25/26	272,933,898	5,445,795	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K072 X1, IO	0.369%	12/25/27	92,854,636	2,471,308	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K091 A2	3.505%	3/25/29	9,611,000	10,424,975
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K091 X1, IO	0.559%	3/25/29	25,086,966	1,159,487	(c)

See Notes to Financial Statements.

44	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K092 X1, IO	0.709%	4/25/29	$17,901,023	$1,033,786	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K093 X1, IO	0.952%	5/25/29	20,222,147	1,528,006	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K095 X1, IO	0.949%	6/25/29	15,653,899	1,158,000	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K095 XAM, IO	1.238%	6/25/29	10,114,000	1,025,157	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K099 X1, IO	1.006%	9/25/29	8,197,763	595,813	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K101 X1, IO	0.837%	10/25/29	14,398,039	998,179	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K735 X1, IO	0.965%	5/25/26	16,113,616	868,115	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K736 X1, IO	1.312%	7/25/26	16,578,698	1,184,201	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, KC05 X1, IO	1.204%	6/25/27	17,499,865	1,159,462	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, S8FX A2	3.291%	3/25/27	7,057,000	7,417,004
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	1,943,199	2,229,698
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2019-RR01 X, IO	1.534%	6/25/48	15,000,000	1,649,175	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 1345 A, PO	0.000%	7/15/22	49	49
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2957 ZA, PAC	5.000%	3/15/35	3,025,569	3,316,942
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3242 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.290%)	4.550%	11/15/36	472,897	81,309	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	45

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3281 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.430%)	4.690%	2/15/37	$1,205,079	$216,005	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3368 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.030%)	4.290%	9/15/37	918,619	138,206	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3621 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.230%)	4.490%	1/15/40	271,353	44,160	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3639 EY	5.000%	2/15/30	1,095,969	1,173,779
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3947 SG, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	4.210%	10/15/41	1,096,804	169,331	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3973 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.490%)	4.750%	12/15/41	509,493	107,395	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4054 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.310%	8/15/39	851,124	138,011	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4099 ST, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	4.260%	8/15/42	1,618,903	267,281	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4119 IN, IO	3.500%	10/15/32	1,042,045	115,980
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4174 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	4.460%	5/15/39	673,852	52,961	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4194 BI, IO	3.500%	4/15/43	4,220,446	629,795
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.250%)	4.510%	9/15/42	1,005,319	144,099	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4239 IO, IO	3.500%	6/15/27	1,663,879	128,048
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4298 PI, IO, PAC	4.000%	4/15/43	1,173,288	100,039
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4310 SA, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	4.210%	2/15/44	1,896,817	320,370	(c)

See Notes to Financial Statements.

46	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4335 SW, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	4.260%	5/15/44	$768,765	$127,198	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4415 IO, IO	2.269%	4/15/41	1,015,147	55,843	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4793 CB	3.000%	5/15/48	15,342,187	15,645,152
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4793 CD	3.000%	6/15/48	11,081,660	11,198,297
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4813 CJ	3.000%	8/15/48	12,628,851	12,636,136
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 170 B, IO	10.000%	3/1/21	6	0	(i)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 283 IO, IO	3.500%	10/15/27	400,422	34,216
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 334 S7, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.360%	8/15/44	508,290	101,044	(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 353 S1, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	4.260%	12/15/46	7,015,702	1,207,788	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-DN1 M2 (1 mo. USD LIBOR + 2.200%)	3.992%	2/25/24	1,977,817	1,999,817	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-DN2 M2 (1 mo. USD LIBOR + 1.650%)	3.442%	4/25/24	3,514,503	3,525,201	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2 (1 mo. USD LIBOR + 2.900%)	4.692%	7/25/28	4,737,992	4,758,338	(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M1 (1 mo. USD LIBOR + 1.450%)	3.242%	1/25/29	30,196	30,209	(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1ED1 (1 mo. USD LIBOR + 1.250%)	3.042%	7/25/29	27,780,000	27,814,686	(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1M1 (1 mo. USD LIBOR + 1.300%)	3.092%	7/25/29	2,920,916	2,923,879	(c)(d)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	47

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) — CAS, 2019-R02 1M1 (1 mo. USD LIBOR + 0.850%)	2.642%	8/25/31	$1,481,769	$1,481,940	(c)(d)
Federal National Mortgage Association (FNMA) ACES, 2013-M6 1AC	3.513%	2/25/43	803,091	846,141	(c)
Federal National Mortgage Association (FNMA) ACES, 2018-M9 APT2	3.124%	4/25/28	1,100,000	1,156,501	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M4 A2	3.610%	2/25/31	4,648,000	5,070,298
Federal National Mortgage Association (FNMA) ACES, 2019-M5 A2	3.273%	1/25/29	8,418,000	8,940,204
Federal National Mortgage Association (FNMA) ACES, 2019-M6 A2	3.450%	1/1/29	9,466,061	10,185,739
Federal National Mortgage Association (FNMA) ACES, 2019-M14 X1, IO	0.593%	6/25/29	9,986,518	470,468	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M15 X, IO	0.550%	3/25/29	40,000,000	1,603,892	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	885,936	891,796
Federal National Mortgage Association (FNMA) ACES, 2019-M23 3A3	2.720%	10/25/31	5,599,796	5,649,616	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M27 A2	2.700%	11/25/40	2,000,000	1,970,285
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	9,795,226	9,704,470
Federal National Mortgage Association (FNMA) ACES, 2014-M3 X2, IO	0.000%	1/25/24	59,765,653	163,686	(c)
Federal National Mortgage Association (FNMA) ACES, 2015-M7 X2, IO	0.467%	12/25/24	136,036,200	2,719,996	(c)
Federal National Mortgage Association (FNMA) ACES, 2012-M13 X2, IO	0.641%	5/25/22	73,813,532	874,092	(c)
Federal National Mortgage Association (FNMA) ACES, 2018-M15 1A2	3.700%	1/25/36	3,735,000	4,075,778
Federal National Mortgage Association (FNMA) ACES, 2013-M1 X2, IO	0.541%	8/25/22	53,068,208	575,541	(c)
Federal National Mortgage Association (FNMA) REMIC, 1991-97 KA, IO	1,009.250%	8/25/21	9	62
Federal National Mortgage Association (FNMA) REMIC, 1992-96 B, PO, PAC	0.000%	5/25/22	29	28

See Notes to Financial Statements.

48	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) REMIC, 2006-115 EI, IO (-1.000 x 1 mo. USD LIBOR + 6.640%)	4.848%	12/25/36	$1,006,073	$204,594	(c)
Federal National Mortgage Association (FNMA) REMIC, 2010-27 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	4.688%	4/25/40	621,235	119,522	(c)
Federal National Mortgage Association (FNMA) REMIC, 2010-123 PM, PAC	4.000%	7/25/40	4,896,014	5,109,682
Federal National Mortgage Association (FNMA) REMIC, 2011-59 NZ	5.500%	7/25/41	928,671	1,040,098
Federal National Mortgage Association (FNMA) REMIC, 2011-99 KS, IO (-1.000 x 1 mo. USD LIBOR + 6.700%)	4.908%	10/25/26	497,818	45,095	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-28 B	6.500%	6/25/39	128,501	138,714
Federal National Mortgage Association (FNMA) REMIC, 2012-035 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.500%)	4.708%	4/25/42	1,416,864	238,488	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-046 BA	6.000%	5/25/42	887,518	1,012,210
Federal National Mortgage Association (FNMA) REMIC, 2012-51 B	7.000%	5/25/42	347,011	415,648
Federal National Mortgage Association (FNMA) REMIC, 2012-070 YS, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.858%	2/25/41	275,320	23,715	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-074 OA, PO	0.000%	3/25/42	67,606	61,835
Federal National Mortgage Association (FNMA) REMIC, 2012-074 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.858%	3/25/42	1,190,730	167,572	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-075 AO, PO	0.000%	3/25/42	135,213	123,308
Federal National Mortgage Association (FNMA) REMIC, 2012-75 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	4.808%	7/25/42	368,660	65,750	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-101 BI, IO	4.000%	9/25/27	584,209	40,570
Federal National Mortgage Association (FNMA) REMIC, 2012-133 CS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.358%	12/25/42	1,087,580	203,565	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	49

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) REMIC, 2012-134 MS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.358%	12/25/42	$696,794	$134,736	(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-9 BC	6.500%	7/25/42	1,666,164	1,945,596
Federal National Mortgage Association (FNMA) REMIC, 2013-9 CB	5.500%	4/25/42	4,236,314	4,707,183
Federal National Mortgage Association (FNMA) REMIC, 2013-014 IG, IO	4.000%	3/25/43	1,645,837	249,481
Federal National Mortgage Association (FNMA) REMIC, 2013-026 HI, IO	3.000%	4/25/32	1,542,950	79,662
Federal National Mortgage Association (FNMA) REMIC, 2013-029 QI, IO	4.000%	4/25/43	2,639,004	369,291
Federal National Mortgage Association (FNMA) REMIC, 2013-54 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.358%	6/25/43	2,568,913	536,680	(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-124 SB, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	4.158%	12/25/43	5,117,184	946,984	(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-126 CS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.358%	9/25/41	2,408,186	316,652	(c)
Federal National Mortgage Association (FNMA) REMIC, 2014-47 AI, IO	2.229%	8/25/44	2,820,131	167,211	(c)
Federal National Mortgage Association (FNMA) REMIC, 2015-56 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.358%	8/25/45	1,173,035	269,368	(c)
Federal National Mortgage Association (FNMA) REMIC, 2016-60 QS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.308%	9/25/46	6,691,169	1,146,458	(c)
Federal National Mortgage Association (FNMA) REMIC, 2017-76 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.308%	10/25/57	14,529,262	2,922,234	(c)
Federal National Mortgage Association (FNMA) REMIC, 2017-85 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	4.408%	11/25/47	4,314,767	703,625	(c)
Federal National Mortgage Association (FNMA) STRIPS, 390 C3, IO	6.000%	7/25/38	365,036	74,925
Federal National Mortgage Association (FNMA) STRIPS, 407 22, IO	5.000%	1/25/39	130,641	19,910

See Notes to Financial Statements.

50	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) STRIPS, 407 23, IO	5.000%	1/25/39	$67,485	$10,516	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407 27, IO	5.500%	1/25/39	63,229	10,214	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407 34, IO	5.000%	1/25/38	86,449	12,779
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	447,993	95,585
Federal National Mortgage Association (FNMA) STRIPS, 409 C1, IO	3.000%	11/25/26	1,596,910	103,741
Federal National Mortgage Association (FNMA) STRIPS, 409 C2, IO	3.000%	4/25/27	1,987,743	135,435
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	1,806,718	308,136
Federal National Mortgage Association (FNMA) STRIPS, 409 C17, IO	4.000%	11/25/41	1,922,751	341,468
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	1,374,440	223,030
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	818,724	182,057
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	27,046,297	27,683,899	(c)(d)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	45,445,808	179,488	(d)
Galton Funding Mortgage Trust, 2017-1 A22	3.000%	7/25/56	6,837,429	6,881,634	(c)(d)
GE Business Loan Trust, 2007-1A A (1 mo. USD LIBOR + 0.170%)	1.910%	4/15/35	769,562	755,163	(c)(d)
Government National Mortgage Association (GNMA), 2009-106 PD	4.500%	4/20/38	212,686	213,717
Government National Mortgage Association (GNMA), 2010-31 GS, IO, PAC-1 (-1.000 x 1 mo. USD LIBOR + 6.500%)	4.735%	3/20/39	80,031	2,421	(c)
Government National Mortgage Association (GNMA), 2010-42 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	4.715%	4/20/40	140,277	27,779	(c)
Government National Mortgage Association (GNMA), 2010-42 PC, PAC-1	5.000%	7/20/39	3,678,932	3,853,923
Government National Mortgage Association (GNMA), 2010-59 LB, PAC-1	4.500%	10/20/39	830,281	876,993

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	51

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Government National Mortgage Association (GNMA), 2010-76 CS, IO (-1.000 x 1 mo. USD LIBOR + 6.550%)	4.785%	6/20/40	$2,008,458	$480,228	(c)
Government National Mortgage Association (GNMA), 2010-85 HS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.885%	1/20/40	227,825	19,976	(c)
Government National Mortgage Association (GNMA), 2010-86 PB, PAC-1	4.500%	10/20/39	5,138,148	5,328,885
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. USD LIBOR + 0.550%)	2.250%	3/20/60	1,698,598	1,698,957	(c)
Government National Mortgage Association (GNMA), 2010-H10 FC (1 mo. USD LIBOR + 1.000%)	2.700%	5/20/60	828,834	836,803	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	2.124%	8/20/58	577,047	574,849	(c)
Government National Mortgage Association (GNMA), 2010-H27 FA (1 mo. USD LIBOR + 0.380%)	2.154%	12/20/60	1,049,030	1,044,736	(c)
Government National Mortgage Association (GNMA), 2010-H28 FE (1 mo. USD LIBOR + 0.400%)	2.174%	12/20/60	1,913,237	1,907,285	(c)
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. USD LIBOR + 0.500%)	2.274%	1/20/61	1,282,125	1,280,916	(c)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	2.274%	12/20/60	1,463,552	1,462,052	(c)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	2.224%	2/20/61	1,241,782	1,239,086	(c)
Government National Mortgage Association (GNMA), 2011-H08 FG (1 mo. USD LIBOR + 0.480%)	2.254%	3/20/61	2,291,386	2,288,387	(c)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	2.274%	3/20/61	1,757,578	1,756,138	(c)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	0.943%	4/16/53	17,295,963	470,201	(c)

See Notes to Financial Statements.

52	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Government National Mortgage Association (GNMA), 2012-034 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	4.285%	3/20/42	$2,195,545	$435,365	(c)
Government National Mortgage Association (GNMA), 2012-44 IO, IO	0.397%	3/16/49	8,702,053	94,060	(c)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	1,080,492	48,480
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	216,639	14,971
Government National Mortgage Association (GNMA), 2012-098 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.360%	8/16/42	974,856	190,940	(c)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.276%	2/16/53	11,762,516	199,633	(c)
Government National Mortgage Association (GNMA), 2012-124 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	4.460%	10/16/42	997,526	206,076	(c)
Government National Mortgage Association (GNMA), 2013-002 IO, IO	0.418%	5/16/54	12,190,856	232,954	(c)
Government National Mortgage Association (GNMA), 2013-50 IO, IO	0.188%	10/16/48	87,195,176	1,246,002	(c)
Government National Mortgage Association (GNMA), 2013-72 IO, IO	0.504%	11/16/47	34,754,298	975,842	(c)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.062%	9/16/44	12,372,667	516,621	(c)
Government National Mortgage Association (GNMA), 2013-163 IO, IO	1.237%	2/16/46	16,365,658	709,558	(c)
Government National Mortgage Association (GNMA), 2013-188 CI, IO	3.500%	3/20/39	2,336,247	75,486
Government National Mortgage Association (GNMA), 2014-005 SP, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	4.410%	6/16/43	879,023	106,582	(c)
Government National Mortgage Association (GNMA), 2014-17 AM	2.552%	6/16/48	745,031	763,181	(c)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	0.128%	2/16/48	3,110,414	56,157	(c)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.806%	9/16/55	8,532,466	426,969	(c)
Government National Mortgage Association (GNMA), 2014-118 HS, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	4.435%	8/20/44	8,261,963	1,653,894	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	53

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Government National Mortgage Association (GNMA), 2014-160 EI, IO	4.000%	7/16/26	$1,872,256	$142,950
Government National Mortgage Association (GNMA), 2014-175 AB	2.600%	6/16/47	848,956	849,582
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.756%	8/16/54	35,663,691	1,573,525	(c)
Government National Mortgage Association (GNMA), 2015-98 IO, IO	0.878%	4/16/55	32,240,016	1,625,284	(c)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	2,964,324	542,267
Government National Mortgage Association (GNMA), 2016-84 IG, IO, PAC	4.500%	11/16/45	15,764,248	2,979,880
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	4.360%	10/16/46	2,326,066	514,077	(c)
Government National Mortgage Association (GNMA), 2017-41 IO, IO	0.791%	7/16/58	10,185,390	610,856	(c)
Government National Mortgage Association (GNMA), 2017-111 IO, IO	0.740%	2/16/59	12,865,458	825,612	(c)
Government National Mortgage Association (GNMA), 2017-145 IO, IO	0.663%	4/16/57	16,881,609	966,528	(c)
Government National Mortgage Association (GNMA), 2017-190 IO, IO	0.687%	3/16/60	6,370,909	373,503	(c)
Government National Mortgage Association (GNMA), 2017-H22 IC, IO	2.850%	11/20/67	769,180	82,623	(c)
Government National Mortgage Association (GNMA), 2018-37 QA	2.750%	3/20/48	3,583,537	3,631,614
Government National Mortgage Association (GNMA), 2018-119 IO, IO	0.653%	5/16/60	15,868,228	1,037,868	(c)
Government National Mortgage Association (GNMA), 2018-130 A	3.250%	5/16/59	5,406,692	5,499,728
Government National Mortgage Association (GNMA), 2018-H06 PF (1 mo. USD LIBOR + 0.300%)	2.074%	2/20/68	7,350,110	7,307,196	(c)
Government National Mortgage Association (GNMA), 2018-H07 FD (1 mo. USD LIBOR + 0.300%)	2.074%	5/20/68	11,594,385	11,523,528	(c)
Government National Mortgage Association (GNMA), 2018-H08 KF (1 mo. USD LIBOR + 0.300%)	2.074%	5/20/68	5,419,705	5,380,595	(c)

See Notes to Financial Statements.

54	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Government National Mortgage Association (GNMA), 2019-28 AB	3.150%	6/16/60	$14,069,982	$14,302,378
Government National Mortgage Association (GNMA), 2019-90 AB	3.000%	7/20/49	7,947,211	8,091,810
Government National Mortgage Association (GNMA), 2019-123 A	3.000%	10/20/49	6,800,000	6,936,659
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.300%)	3.040%	9/15/31	26,400,000	26,347,438	(c)(d)
GS Mortgage Securities Corp. II, 2018-SRP5 B (1 mo. USD LIBOR + 2.500%)	4.240%	9/15/31	31,936,000	31,541,303	(c)(d)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	1,003,000	1,093,609	(c)
GS Mortgage Securities Trust, 2017-GS8 A4	3.469%	11/10/50	10,290,000	10,906,969
HarborView Mortgage Loan Trust, 2005-9 2A1B (1 mo. USD LIBOR + 0.370%)	2.135%	6/20/35	5,354,801	5,357,418	(c)
IndyMac INDX Mortgage Loan Trust, 2005-AR15 A2	3.794%	9/25/35	21,324	20,017	(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.892%	1/15/47	439,000	476,542	(c)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.557%	9/15/47	1,379,000	1,409,314	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2013-LC11 AS	3.216%	4/15/46	1,791,000	1,821,820
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	5.490%	5/15/28	2,451,692	2,416,949	(c)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT A (1 mo. USD LIBOR + 1.150%)	2.890%	7/15/34	21,056,606	20,883,555	(c)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT B (1 mo. USD LIBOR + 2.200%)	3.940%	7/15/34	9,816,858	9,838,160	(c)(d)
JPMorgan Mortgage Trust, 2018-3 A1	3.500%	9/25/48	35,584,884	36,367,734	(c)(d)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	32,868,042	33,654,443	(c)(d)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	288,285	275,901	(d)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	55,679	57,071	(d)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	55

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
MASTR Reperforming Loan Trust, 2005-2 1A1F (1 mo. USD LIBOR + 0.350%)	2.142%	5/25/35	$442,098	$311,801	(c)(d)
Merrill Lynch Mortgage Investors Trust Series, 2005-A8 A3A3 (1 mo. USD LIBOR + 0.370%)	2.162%	8/25/36	9,590,411	9,589,557	(c)
Merrill Lynch Mortgage Investors Trust Series, 2005-A9 3A1	4.260%	12/25/35	23,789	21,015	(c)
Merrill Lynch Mortgage Investors Trust Series MLCC, 2006-1 1A	4.148%	2/25/36	54,205	55,343	(c)
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.850%)	2.590%	11/15/34	2,134,024	2,121,538	(c)(d)
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR + 1.400%)	3.140%	5/15/36	19,362,000	19,347,662	(c)(d)
Morgan Stanley Capital I Trust, 2019-L2 A4	4.071%	3/15/52	9,206,000	10,254,725
Morgan Stanley Capital I Trust, 2019-L2 XA, IO	1.030%	3/15/52	42,149,919	3,323,226	(c)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	3.522%	7/25/35	507,591	480,319	(c)
MSCG Trust, 2015-ALDR A2	3.462%	6/7/35	6,358,000	6,504,945	(c)(d)
NAAC Reperforming Loan REMIC Trust Certificates Series, 2004-R3 A1	6.500%	2/25/35	165,238	167,819	(d)
Natixis Commercial Mortgage Securities Trust, 2019-FAME A	3.047%	8/15/34	15,583,000	15,759,362	(d)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	7,996,529	8,301,331	(c)(d)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	12,303,291	12,849,471	(c)(d)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	14,175,554	14,870,276	(c)(d)
New Residential Mortgage Loan Trust, 2018-1A A1A	4.000%	12/25/57	14,610,342	15,228,797	(c)(d)
New Residential Mortgage Loan Trust, 2018-3A A1	4.500%	5/25/58	19,488,387	20,578,435	(c)(d)
New Residential Mortgage Loan Trust, 2019-3A A1A	3.750%	11/25/58	22,686,257	23,805,914	(c)(d)
New Residential Mortgage Loan Trust, 2019-4A A1B	3.500%	12/25/58	25,192,336	26,067,946	(c)(d)
Nomura Asset Acceptance Corp. Alternative Loan Trust Series, 2005-AP2 A5	5.476%	5/25/35	76,251	59,162

See Notes to Financial Statements.

56	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Nomura Resecuritization Trust, 2014-5R 1A1	3.000%	6/26/35	$1,543,799	$1,549,315	(c)(d)
Nomura Resecuritization Trust, 2015-5R 4A1 (1 mo. USD LIBOR + 0.140%)	2.346%	7/26/37	6,287,710	6,373,266	(c)(d)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	405,215	382,914	(d)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	17,018,009	14,682,028	(d)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	12,150	8,729
Rosslyn Portfolio Trust, 2017-ROSS A (1 mo. USD LIBOR + 0.950%)	2.690%	6/15/33	7,559,000	7,560,519	(c)(d)
Structured Adjustable Rate Mortgage Loan Trust, 2005-19XS 1A1 (1 mo. USD LIBOR + 0.320%)	2.112%	10/25/35	281,846	274,799	(c)
WaMu Mortgage Pass-Through Certificates Series Trust, 2003-AR9 1A7	4.322%	9/25/33	11,178	11,410	(c)
WaMu Mortgage Pass-Through Certificates Series Trust, 2007-HY4 4A1	3.884%	9/25/36	128,655	120,165	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates Trust, 2005-AR19 A1A2 (1 mo. USD LIBOR + 0.290%)	2.082%	12/25/45	45,644	45,535	(c)
Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, 2004-RA1 2A	7.000%	3/25/34	3,040	3,268
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	2,822,262	2,897,469	(c)(d)
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, IO	1.134%	5/15/48	36,091,174	1,616,939	(c)
WFRBS Commercial Mortgage Trust, 2014-C19 B	4.723%	3/15/47	224,000	239,073	(c)
WFRBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.032%	3/15/47	8,063,233	257,445	(c)
WFRBS Commercial Mortgage Trust, 2014-C21 AS	3.891%	8/15/47	2,478,000	2,609,089
WFRBS Commercial Mortgage Trust, 2014-C21 B	4.213%	8/15/47	4,621,000	4,834,718	(c)
WFRBS Commercial Mortgage Trust, 2014-C21 XA, IO	1.037%	8/15/47	26,430,853	1,015,539	(c)
WFRBS Commercial Mortgage Trust, 2014-C24 AS	3.931%	11/15/47	2,611,000	2,748,322
Total Collateralized Mortgage Obligations (Cost — $1,155,313,945)				1,158,389,985

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	57

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 5.3%
ACIS CLO Ltd., 2014-4A A (3 mo. USD LIBOR + 1.420%)	3.329%	5/1/26	$2,176,222	$2,179,379	(c)(d)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	3.499%	5/1/27	6,149,474	6,151,392	(c)(d)
AMMC CLO XI Ltd., 2012-011A A1R2 (3 mo. USD LIBOR + 1.010%)	2.946%	4/30/31	913,000	904,805	(c)(d)
AMMC CLO XII Ltd., 2013-012A AR (3 mo. USD LIBOR + 1.200%)	3.101%	11/10/30	6,041,000	6,035,992	(c)(d)
Amortizing Residential Collateral Trust, 2002-BC5 M1 (1 mo. USD LIBOR + 1.035%)	2.827%	7/25/32	319,308	318,418	(c)
Apidos CLO XXII, 2015-22A A1 (3 mo. USD LIBOR + 1.500%)	3.466%	10/20/27	4,478,000	4,478,058	(c)(d)
Applebee’s Funding LLC, 2019-1A A2I	4.194%	6/7/49	11,221,000	11,389,427	(d)
Ares LII CLO Ltd., 2019-52A B (3 mo. USD LIBOR + 1.850%)	3.803%	4/22/31	4,478,000	4,477,933	(c)(d)
Ares XLIV CLO Ltd., 2017-44A A2 (3 mo. USD LIBOR + 1.350%)	3.351%	10/15/29	3,582,000	3,546,753	(c)(d)
Ares XLVII CLO Ltd., 2018-47A A1 (3 mo. USD LIBOR + 0.920%)	2.921%	4/15/30	8,060,000	7,983,374	(c)(d)
Ares XXXIV CLO Ltd., 2015-2A BR (3 mo. USD LIBOR + 1.500%)	3.428%	7/29/26	1,567,000	1,564,175	(c)(d)
Argent Securities Trust, 2006-W4 A2B (1 mo. USD LIBOR + 0.110%)	1.902%	5/25/36	108,329	39,651	(c)
Avery Point VII CLO Ltd., 2015-7A AR (3 mo. USD LIBOR + 1.140%)	3.141%	1/15/28	1,773,000	1,771,110	(c)(d)
Avis Budget Rental Car Funding AESOP LLC, 2019-2A A	3.350%	9/22/25	13,433,000	13,869,769	(d)
Avis Budget Rental Car Funding AESOP LLC, 2019-3A A	2.360%	3/20/26	17,911,000	17,768,391	(d)
Bain Capital Credit CLO, 2017-1A B (3 mo. USD LIBOR + 1.800%)	3.766%	7/20/30	250,000	248,383	(c)(d)
Ballyrock CLO Ltd., 2018-1A A1 (3 mo. USD LIBOR + 1.000%)	2.966%	4/20/31	5,373,000	5,317,948	(c)(d)
Ballyrock CLO Ltd., 2019-2A A1B (3 mo. USD LIBOR + 1.750%)	3.648%	11/20/30	1,500,000	1,500,979	(c)(d)
Bear Stearns Asset Backed Securities I Trust, 2004-HE10 M1 (1 mo. USD LIBOR + 0.975%)	2.767%	12/25/34	4,891,032	4,865,779	(c)

See Notes to Financial Statements.

58	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Benefit Street Partners CLO IV Ltd., 2014-IVA A1RR (3 mo. USD LIBOR + 1.250%)	3.216%	1/20/29	$6,269,000	$6,275,282	(c)(d)
BlueMountain CLO Ltd., 2013-2A A1R (3 mo. USD LIBOR + 1.180%)	3.133%	10/22/30	250,000	249,695	(c)(d)
BlueMountain CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.330%)	3.331%	4/13/27	4,526,418	4,526,563	(c)(d)
Bowman Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.180%)	3.090%	11/23/25	4,217,808	4,218,589	(c)(d)
Brazos Student Finance Corp., 2009-1 AS (3 mo. USD LIBOR + 2.500%)	4.447%	12/27/39	4,203,561	4,318,513	(c)
California Street CLO IX LP, 2012-9A AR2 (3 mo. USD LIBOR + 1.320%)	3.601%	7/16/32	17,038,000	17,043,009	(c)(d)
Catskill Park CLO Ltd., 2017-1A A2 (3 mo. USD LIBOR + 1.700%)	3.666%	4/20/29	6,605,000	6,604,907	(c)(d)
CBAM Ltd., 2017-2A B1 (3 mo. USD LIBOR + 1.750%)	3.752%	10/17/29	7,778,000	7,777,907	(c)(d)
Cedar Funding VI CLO Ltd., 2016-6A AR (3 mo. USD LIBOR + 1.090%)	3.056%	10/20/28	1,791,000	1,790,518	(c)(d)
CERBERUS LOAN FUNDING XXVII LP, 2019-2A A1 (3 mo. USD LIBOR + 1.800%)	0.000%	1/15/32	1,950,000	1,950,000	(c)(d)
Community Funding CLO, 2015-1A A	5.750%	11/1/27	9,276,238	9,648,791	(d)
Countrywide Asset-Backed Certificates, 2006-SD4 A1 (1 mo. USD LIBOR + 0.340%)	2.132%	12/25/36	284,623	193,691	(c)(d)
Credit-Based Asset Servicing & Securitization LLC, 1999-3 A	5.952%	2/3/29	7,944	7,102	(c)(d)
CSMC Trust, 2017-RPL1 A1	2.750%	7/25/57	37,938,107	38,019,454	(c)(d)
CSMC Trust, 2017-RPL1 M1	3.079%	7/25/57	22,223,700	22,322,107	(c)(d)
Cutwater Ltd., 2014-1A A1AR (3 mo. USD LIBOR + 1.250%)	3.251%	7/15/26	2,062,668	2,065,073	(c)(d)
Dividend Solar Loans LLC, 2019-1 A	3.670%	8/22/39	11,513,011	11,552,447	(d)
Dryden 75 CLO Ltd., 2019-75A AR (3 mo. USD LIBOR + 1.200%)	3.201%	7/15/30	8,351,000	8,353,163	(c)(d)
Fannie Mae Grantor Trust, 2017-T1 A	2.898%	6/25/27	2,234,640	2,297,809
Federal Home Loan Mortgage Corp. (FHLMC) Structured Pass-Through Certificates FRESR, 2017-SR01 A3	3.089%	11/25/27	340,000	350,349
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	21,335,000	23,283,182

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	59

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Fortress Credit BSL VII Ltd., 2019-1A A2 (3 mo. USD LIBOR + 2.000%)	4.326%	7/23/32	$6,717,000	$6,708,570	(c)(d)
Galaxy CLO Ltd., 2013-15A BR (3 mo. USD LIBOR + 1.600%)	3.601%	10/15/30	10,971,000	10,880,215	(c)(d)
Golub Capital Partners CLO 45M Ltd., 2019-45A A (3 mo. USD LIBOR + 1.720%)	3.847%	10/20/31	10,568,000	10,580,925	(c)(d)
Greenwood Park CLO Ltd., 2018-1A A2 (3 mo. USD LIBOR + 1.010%)	3.011%	4/15/31	6,680,000	6,644,496	(c)(d)
GSAA Home Equity Trust, 2005-9 2A4 (1 mo. USD LIBOR + 0.430%)	2.222%	8/25/35	5,821,000	5,884,358	(c)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	3.020%	7/25/27	5,908,052	5,906,504	(c)(d)
Halsey Point CLO I Ltd., 2019-1A A1A1 (3 mo. USD LIBOR + 1.350%)	3.257%	1/20/33	17,310,000	17,180,175	(c)(d)
Hertz Vehicle Financing II LP, 2017-1A A	2.960%	10/25/21	23,231,000	23,378,865	(d)
HSI Asset Securitization Corp. Trust, 2006-OPT3 3A3 (1 mo. USD LIBOR + 0.180%)	1.972%	2/25/36	795,827	796,394	(c)
Jamestown CLO IV Ltd., 2014-4A A2R (3 mo. USD LIBOR + 1.350%)	3.351%	7/15/26	14,385,000	14,384,683	(c)(d)
Jamestown CLO X Ltd., 2017-10A A1 (3 mo. USD LIBOR + 1.250%)	3.252%	7/17/29	2,015,000	2,015,022	(c)(d)
Jamestown CLO X Ltd., 2017-10A A2 (3 mo. USD LIBOR + 1.850%)	3.852%	7/17/29	5,821,000	5,821,041	(c)(d)
KKR CLO 16 Ltd., 16 A1R (3 mo. USD LIBOR + 1.250%)	3.216%	1/20/29	10,971,000	10,971,483	(c)(d)
KKR CLO 16 Ltd., 16 A2R (3 mo. USD LIBOR + 1.800%)	3.766%	1/20/29	4,621,000	4,612,738	(c)(d)
KKR Financial CLO 21 Ltd., 2021 A (3 mo. USD LIBOR + 1.000%)	3.001%	4/15/31	4,787,000	4,730,121	(c)(d)
KKR Financial CLO Ltd., 2017-A (3 mo. USD LIBOR + 1.340%)	3.341%	4/15/29	8,284,000	8,286,286	(c)(d)
LCM Loan Income Fund I Income Note Issuer Ltd., 27A A1 (3 mo. USD LIBOR + 1.080%)	3.081%	7/16/31	4,478,000	4,471,037	(c)(d)
LCM XXIV Ltd., 2024A A (3 mo. USD LIBOR + 1.310%)	3.276%	3/20/30	10,290,000	10,297,759	(c)(d)
Legacy Mortgage Asset Trust, 2019-GS5 A1	3.200%	5/25/59	26,339,411	26,436,798	(d)

See Notes to Financial Statements.

60	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Long Beach Mortgage Loan Trust, 2000-1 AV1 (1 mo. USD LIBOR + 0.520%)	2.305%	1/21/31	$45,503	$44,892	(c)
Long Beach Mortgage Loan Trust, 2004-6 A3 (1 mo. USD LIBOR + 1.300%)	3.092%	11/25/34	491,517	494,845	(c)
Long Beach Mortgage Loan Trust, 2005-2 M4 (1 mo. USD LIBOR + 0.930%)	2.722%	4/25/35	1,741,715	1,745,915	(c)
Magnetite XVII Ltd., 2016-17A AR (3 mo. USD LIBOR + 1.100%)	3.066%	7/20/31	4,478,000	4,461,306	(c)(d)
Magnetite XVIII Ltd., 2016-18A AR (3 mo. USD LIBOR + 1.080%)	2.990%	11/15/28	4,917,000	4,915,377	(c)(d)
Marathon CLO XIII Ltd., 2019-1A A1BL (3 mo. USD LIBOR + 2.000%)	4.349%	4/15/32	4,702,000	4,695,977	(c)(d)
Monroe Capital BSL CLO Ltd., 2015-1A BR (3 mo. USD LIBOR + 1.750%)	3.649%	5/22/27	1,724,000	1,723,962	(c)(d)
Morgan Stanley Resecuritization Trust, 2015-R7 1A	4.250%	2/26/29	3,654,490	3,680,922	(c)(d)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. USD LIBOR + 1.600%)	3.566%	10/20/30	6,090,000	6,016,536	(c)(d)
Nassau Ltd., 2017-IIA AF	3.380%	1/15/30	10,060,000	10,058,070	(d)
Navient Student Loan Trust, 2016-6A A3 (1 mo. USD LIBOR + 1.300%)	3.092%	3/25/66	8,956,000	9,035,712	(c)(d)
Nelnet Student Loan Trust, 2007-1 A4 (3 mo. USD LIBOR + 0.110%)	2.020%	8/27/36	21,637,000	20,344,782	(c)
Newark BSL CLO 2 Ltd., 2017-1A A1 (3 mo. USD LIBOR + 1.270%)	3.210%	7/25/30	2,740,000	2,740,019	(c)(d)
OHA Loan Funding Ltd., 2015-1A A1R2 (3 mo. USD LIBOR + 1.340%)	3.191%	11/15/32	2,740,000	2,739,822	(c)(d)
RAAC Series Trust, 2007-RP1 A (1 mo. USD LIBOR + 0.290%)	2.082%	5/25/46	11,574,300	11,500,891	(c)(d)
SBA Small Business Investment Cos., 2019-10A 1	3.113%	3/10/29	5,980,222	6,209,737
Seneca Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.120%)	3.122%	7/17/26	1,685,479	1,685,663	(c)(d)
Shackleton CLO Ltd., 2013-3A AR (3 mo. USD LIBOR + 1.120%)	3.121%	7/15/30	896,000	892,919	(c)(d)
SLM Student Loan EDC Repackaging Trust, 2013-M1 M1	3.500%	10/28/29	303,838	302,447	(d)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	2.090%	3/25/44	24,941,000	23,418,928	(c)
SMB Private Education Loan Trust, 2019-B A2B (1 mo. USD LIBOR + 1.000%)	2.740%	6/15/37	10,245,000	10,235,010	(c)(d)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	61

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Sound Point CLO XX Ltd., 2018-2A A (3 mo. USD LIBOR + 1.100%)	3.036%	7/26/31	$649,000	$642,904	(c)(d)
Structured Asset Investment Loan Trust, 2004-1 A3 (1 mo. USD LIBOR + 0.800%)	2.592%	2/25/34	4,688,867	4,704,663	(c)
Sunrun Atlas Issuer LLC, 2019-2 A	3.610%	2/1/55	4,000,000	3,982,520	(d)
Symphony CLO XIX Ltd., 2018-19A A (3 mo. USD LIBOR + 0.960%)	2.961%	4/16/31	4,254,000	4,218,134	(c)(d)
Symphony CLO XVIII Ltd., 2016-18A B (3 mo. USD LIBOR + 1.800%)	3.734%	1/23/28	2,776,000	2,776,003	(c)(d)
TCI-Flatiron CLO Ltd., 2016-1A AR (3 mo. USD LIBOR + 1.220%)	3.222%	7/17/28	6,717,000	6,717,329	(c)(d)
TCI-Symphony CLO Ltd., 2016-1A BR (3 mo. USD LIBOR + 1.650%)	3.651%	10/13/29	4,926,000	4,916,350	(c)(d)
TCW CLO AMR Ltd., 2019-1A A (3 mo. USD LIBOR + 1.440%)	3.350%	2/15/29	4,947,000	4,947,801	(c)(d)
Towd Point Mortgage Trust, 2017-1 A1	2.750%	10/25/56	8,970,171	9,053,803	(c)(d)
Tralee CLO V Ltd., 2018-5A B (3 mo. USD LIBOR + 1.700%)	3.666%	10/20/28	5,472,000	5,452,837	(c)(d)
Tralee CLO VI Ltd., 2019-6A AS (3 mo. USD LIBOR + 1.300%)	3.318%	10/25/32	12,242,000	12,246,126	(c)(d)
United States Small Business Administration, 2019-20D 1	2.980%	4/1/39	3,769,994	3,874,066
United States Small Business Administration, 2019-25G 1	2.690%	7/1/44	4,057,000	4,118,994
Venture 37 CLO Ltd., 2019-37A A1N (3 mo. USD LIBOR + 1.390%)	3.391%	7/15/32	1,970,000	1,971,034	(c)(d)
Venture XXVIII CLO, 2017-28RR A1 (3 mo. USD LIBOR + 1.280%)	2.686%	7/22/30	6,646,053	6,646,073	(c)(d)
Venture XXVIII CLO, 2017-28RR A2 (3 mo. USD LIBOR + 1.110%)	2.716%	7/22/30	9,889,948	9,642,096	(c)(d)
Venture XXX CLO Ltd., 2017-30A B (3 mo. USD LIBOR + 1.600%)	3.601%	1/15/31	4,343,000	4,281,451	(c)(d)
Voya CLO Ltd., 2017-2A A2A (3 mo. USD LIBOR + 1.710%)	3.711%	6/7/30	7,075,000	7,078,644	(c)(d)
Voya CLO Ltd., 2018-3A A1A (3 mo. USD LIBOR + 1.150%)	3.151%	10/15/31	6,045,000	6,050,628	(c)(d)
WHITEBOX CLO I Ltd., 2019-1A ANA (3 mo. USD LIBOR + 1.410%)	3.475%	7/24/32	4,979,000	4,965,577	(c)(d)
Whitehorse XII Ltd., 2018-12A A (3 mo. USD LIBOR + 1.250%)	3.251%	10/15/31	6,502,000	6,471,115	(c)(d)

See Notes to Financial Statements.

62	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
ZAIS CLO 13 Ltd., 2019-13A A1A (3 mo. USD LIBOR + 1.490%)	3.569%	7/15/32	$22,998,000	$22,864,313	(c)(d)
ZAIS CLO 2 Ltd., 2014-2A A1BR	2.920%	7/25/26	2,283,159	2,283,783	(d)
ZAIS CLO 5 Ltd., 2016-2A A1 (3 mo. USD LIBOR + 1.530%)	3.531%	10/15/28	7,023,000	7,000,899	(c)(d)
Total Asset-Backed Securities (Cost — $714,821,192)				721,098,212
Sovereign Bonds — 4.4%
Brazil — 0.1%
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	6,170,000	6,430,590
Colombia — 0.5%
Colombia Government International Bond, Senior Notes	3.875%	4/25/27	8,150,000	8,641,832
Colombia Government International Bond, Senior Notes	4.500%	3/15/29	5,651,000	6,283,050
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	13,174,000	16,413,948
Colombia Government International Bond, Senior Notes	5.000%	6/15/45	1,469,000	1,711,290
Colombia Government International Bond, Senior Notes	5.200%	5/15/49	22,102,000	26,675,677
Total Colombia				59,725,797
India — 0.1%
Export-Import Bank of India, Senior Notes	3.375%	8/5/26	7,299,000	7,433,581	(d)
Indonesia — 0.5%
Indonesia Government International Bond, Senior Notes	5.875%	3/13/20	260,000	261,858	(k)
Indonesia Government International Bond, Senior Notes	4.875%	5/5/21	1,066,000	1,109,306	(k)
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	5,128,000	5,302,198	(k)
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	251,000	259,526	(d)
Indonesia Government International Bond, Senior Notes	5.375%	10/17/23	304,000	336,885	(k)
Indonesia Government International Bond, Senior Notes	5.875%	1/15/24	816,000	924,637	(d)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	19,057,000	20,329,642	(d)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	63

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Indonesia — continued
Indonesia Government International Bond, Senior Notes	4.625%	4/15/43	$3,063,000	$3,439,278	(k)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	7,451,000	8,895,531	(d)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	2,705,000	3,229,420	(k)
Indonesia Government International Bond, Senior Notes	5.250%	1/8/47	6,233,000	7,678,658	(d)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	2,078,000	2,398,305	(d)
Indonesia Government International Bond, Senior Notes	3.700%	10/30/49	13,230,000	13,610,880
Total Indonesia				67,776,124
Kazakhstan — 0.1%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	15,162,000	18,771,921	(d)
Kuwait — 0.1%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	9,753,000	10,498,812	(d)
Mexico — 0.6%
Mexico Government International Bond, Senior Notes	4.000%	10/2/23	4,347,000	4,582,629
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	9,547,000	10,003,060
Mexico Government International Bond, Senior Notes	6.050%	1/11/40	100,000	130,344
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	51,074,000	56,612,209
Mexico Government International Bond, Senior Notes	4.600%	1/23/46	13,344,000	14,524,077
Total Mexico				85,852,319
Panama — 0.5%
Panama Government International Bond, Senior Notes	3.160%	1/23/30	2,770,000	2,857,255
Panama Government International Bond, Senior Notes	6.700%	1/26/36	10,747,000	15,096,257
Panama Government International Bond, Senior Notes	4.500%	5/15/47	15,762,000	18,787,279
Panama Government International Bond, Senior Notes	4.300%	4/29/53	21,050,000	24,542,932
Total Panama				61,283,723

See Notes to Financial Statements.

64	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Peru — 0.2%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	$10,469,000	$15,346,874
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	10,508,000	15,391,015
Total Peru				30,737,889
Poland — 0.2%
Republic of Poland Government International Bond, Senior Notes	5.000%	3/23/22	5,749,000	6,150,412
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	23,455,000	25,281,605
Total Poland				31,432,017
Qatar — 0.4%
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	15,556,000	16,446,052	(k)
Qatar Government International Bond, Senior Notes	3.250%	6/2/26	1,220,000	1,286,722	(k)
Qatar Government International Bond, Senior Notes	4.000%	3/14/29	8,302,000	9,281,652	(d)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	21,046,000	26,106,469	(d)
Total Qatar				53,120,895
Russia — 0.4%
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	40,800,000	53,478,396	(k)
Saudi Arabia — 0.0%
Saudi Government International Bond, Senior Notes	2.875%	3/4/23	2,928,000	2,984,753	(d)
United Arab Emirates — 0.4%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	24,350,000	24,682,012	(d)
Abu Dhabi Government International Bond, Senior Notes	3.125%	9/30/49	33,010,000	32,247,997	(d)
Total United Arab Emirates				56,930,009
Uruguay — 0.3%
Uruguay Government International Bond, Senior Notes	4.375%	1/23/31	22,174,000	24,840,424
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	14,884,000	17,907,461
Total Uruguay				42,747,885
Total Sovereign Bonds (Cost — $529,118,880)				589,204,711

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	65

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 2.2%
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	$30,052,179	$35,466,231
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	31,485,118	32,678,497
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	28,285,194	31,131,300
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	34,751,547	38,487,261
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	144,289,900	160,480,700
Total U.S. Treasury Inflation Protected Securities (Cost — $280,520,784)				298,243,989
Municipal Bonds — 0.1%
Illinois — 0.1%
Chicago, IL, GO, Taxable Project, Series B, Refunding	6.314%	1/1/44	4,818,000	5,483,366
Ohio — 0.0%
American Municipal Power-Ohio Inc., OH, Revenue, Series B, Taxable- combined Hydroelectric Projects Build America Bonds	7.834%	2/15/41	134,000	209,944
Total Municipal Bonds (Cost — $5,004,897)				5,693,310

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
U.S. Treasury 5-Year Notes Futures, Call @ $118.50	1/24/20	2,113	2,113,000	726,344
U.S. Treasury 10-Year Notes Futures, Put @ $128.00	1/24/20	312	312,000	102,375
U.S. Treasury 10-Year Notes Futures, Put @ $128.50	1/24/20	90	90,000	49,219
U.S. Treasury Long-Term Bonds Futures, Call @ $155.50	1/24/20	90	90,000	127,969
U.S. Treasury Long-Term Bonds Futures, Call @ $156.00	1/24/20	223	223,000	257,844
U.S. Treasury Long-Term Bonds Futures, Call @ $156.50	1/24/20	90	90,000	82,969
U.S. Treasury Long-Term Bonds Futures, Call @ $157.00	1/24/20	71	71,000	52,141
U.S. Treasury Long-Term Bonds Futures, Call @ $176.00	2/21/20	4,175	4,175,000	0	(i)
Total Purchased Options (Cost — $1,453,434)				1,398,861
Total Investments before Short-Term Investments (Cost — $13,055,780,676)				13,430,873,985

See Notes to Financial Statements.

66	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 4.9%
Commercial Paper — 0.4%
Santander UK PLC (Cost — $46,773,936)	1.754%	1/7/20	$46,790,000	$46,774,397	(m)

			Shares
Money Market Funds — 4.5%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $613,248,406)	1.496%		613,248,406	613,248,406	(n)
Total Short-Term Investments (Cost — $660,022,342)				660,022,803
Total Investments — 104.3% (Cost — $13,715,803,018)				14,090,896,788
Liabilities in Excess of Other Assets — (4.3)%				(575,026,502)
Total Net Assets — 100.0%				$13,515,870,286

*	Non-income producing security.

(a)	Securities traded on a when-issued or delayed delivery basis.

(b)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2019, the Fund held TBA securities with a total cost of $375,560,450.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The coupon payment on these securities is currently in default as of December 31, 2019.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(h)	Security is valued using significant unobservable inputs (Note 1).

(i)	Value is less than $1.

(j)	The maturity principal is currently in default as of December 31, 2019.

(k)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(l)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(m)	Rate shown represents yield-to-maturity.

(n)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2019, the total market value of investments in Affiliated Companies was $613,248,406 and the cost was $613,248,406 (Note 8).

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	67

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

Abbreviations used in this schedule:

ACES	— Alternative Credit Enhancement Securities

ARM	— Adjustable Rate Mortgage

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	1/24/20	$118.75	1,021	$1,021,000	$(223,344)
U.S. Treasury 5-Year Notes Futures, Call	1/24/20	119.00	2,654	2,654,000	(352,486)
U.S. Treasury 5-Year Notes Futures, Call	1/24/20	119.25	914	914,000	(71,406)
U.S. Treasury 5-Year Notes Futures, Call	2/21/20	118.75	459	459,000	(168,539)
U.S. Treasury 5-Year Notes Futures, Call	2/21/20	119.00	925	925,000	(252,930)
U.S. Treasury 5-Year Notes Futures, Put	1/24/20	118.00	1,276	1,276,000	(99,688)
U.S. Treasury 5-Year Notes Futures, Put	1/24/20	118.50	917	917,000	(214,922)
U.S. Treasury 5-Year Notes Futures, Put	1/24/20	118.75	91	91,000	(32,703)
U.S. Treasury 5-Year Notes Futures, Put	2/21/20	118.00	271	271,000	(52,930)
U.S. Treasury 5-Year Notes Futures, Put	2/21/20	118.50	635	635,000	(243,086)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	128.50	517	517,000	(242,344)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	128.75	270	270,000	(97,031)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	129.00	602	602,000	(159,906)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	129.50	1,131	1,131,000	(159,047)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	130.00	1,147	1,147,000	(89,609)
U.S. Treasury 10-Year Notes Futures, Call	1/24/20	130.50	263	263,000	(12,328)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	129.00	583	583,000	(309,719)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	129.50	538	538,000	(201,750)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	130.50	262	262,000	(45,031)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	131.00	2,206	2,206,000	(275,750)

See Notes to Financial Statements.

68	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

Schedule of Written Options (cont’d)
Security		Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 10-Year Notes Futures, Call		2/21/20	$131.50	516	$516,000	$(48,375)
U.S. Treasury 10-Year Notes Futures, Call		2/21/20	132.00	172	172,000	(10,750)
U.S. Treasury 10-Year Notes Futures, Put		1/24/20	129.00	88	88,000	(74,250)
U. S. Treasury 10-Year Notes Futures, Put		2/21/20	128.00	437	437,000	(252,641)
U. S. Treasury 10-Year Notes Futures, Put		2/21/20	128.50	263	263,000	(213,688)
U. S. Treasury Long-Term Bonds Futures, Call		1/24/20	158.00	224	224,000	(98,000)
U.S. Treasury Long-Term Bonds Futures, Call		1/24/20	159.00	232	232,000	(58,000)
U.S. Treasury Long-Term Bonds Futures, Call		1/24/20	160.00	221	221,000	(34,531)
U.S. Treasury Long-Term Bonds Futures, Call		1/24/20	161.00	44	44,000	(4,125)
U.S. Treasury Long-Term Bonds Futures, Call		1/24/20	162.00	132	132,000	(8,250)
U.S. Treasury Long-Term Bonds Futures, Call		2/21/20	157.00	225	225,000	(288,281)
U.S. Treasury Long-Term Bonds Futures, Call		2/21/20	158.00	359	359,000	(336,563)
U.S. Treasury Long-Term Bonds Futures, Call		2/21/20	160.00	1,129	1,129,000	(546,859)
U.S. Treasury Long-Term Bonds Futures, Call		2/21/20	161.00	43	43,000	(14,781)
U.S. Treasury Long-Term Bonds Futures, Call		2/21/20	162.00	86	86,000	(21,500)
U.S. Treasury Long-Term Bonds Futures, Put		1/24/20	155.00	132	132,000	(107,250)
U.S. Treasury Long-Term Bonds Futures, Put		1/24/20	156.00	88	88,000	(110,000)
Total Exchange-Traded Written Options (Premiums received — $9,412,741)						$(5,532,393)
OTC Written Options

	Counterparty
Interest rate swaption with Citibank N.A., Call	Citibank N.A.	2/4/20	$1.37	45,030,000	$45,030,000	$(9,385)
Interest rate swaption with Citibank N.A., Put	Citibank N.A.	2/4/20	1.77	45,030,000	45,030,000	(123,344)
Total OTC Written Options (Premiums received — $232,467)						$(132,729)
Total Written Options (Premiums received — $9,645,208)						$(5,665,122)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	69

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

At December 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,254	6/20	$306,936,708	$308,201,850	$1,265,142
90-Day Eurodollar	4,807	3/21	1,182,272,507	1,183,002,700	730,193
U.S. Treasury 2-Year Notes	16,568	3/20	3,572,775,581	3,570,404,000	(2,371,581)
U.S. Treasury 5-Year Notes	33,555	3/20	3,989,189,757	3,979,937,746	(9,252,011)
U.S. Treasury 10-Year Notes	12,825	3/20	1,660,738,959	1,647,010,612	(13,728,347)
U.S. Treasury Ultra
Long-Term Bonds	1,845	3/20	342,609,169	335,155,781	(7,453,388)
					(30,809,992)
Contracts to Sell:
90-Day Eurodollar	5,913	3/20	1,452,835,258	1,452,602,363	232,895
90-Day Eurodollar	7,194	6/21	1,771,374,293	1,770,443,400	930,893
90-Day EuroDollar	2,166	1/20	531,602,727	531,658,238	(55,511)
U.S. Treasury Long- Term Bonds	4,911	3/20	782,071,802	765,655,594	16,416,208
U.S. Treasury Ultra 10-Year Notes	23	3/20	3,282,445	3,236,172	46,273
					17,570,758
Net unrealized depreciation on open futures contracts					$(13,239,234)

At December 31, 2019, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2019[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase & Co. (Berkshire Hathaway Inc., 2.750%, due 3/15/23)	$7,100,000	3/20/24	0.270%	1.000% quarterly	$212,148	$(64,043)	$276,191

See Notes to Financial Statements.

70	Western Asset Core Bond Fund 2019 Annual Report

Western Asset Core Bond Fund

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC (PrimeX.FRM.1)	$370,516	7/25/36	4.420% monthly	$35,922	$22,245	$13,677	(a)(b)

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$214,280,000	6/14/20	3-Month LIBOR quarterly	1.671% semi-annually	$(9,297)	$(150,324)
	346,326,000	9/15/21	1.350% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	(65,867)	641,583
	1,751,820,000	6/30/26	1.550% semi-annually	3-Month LIBOR quarterly	5,142,158	19,377,832
	739,140,000	7/31/26	1.520% semi-annually	3-Month LIBOR quarterly	2,727,956	9,159,518
	368,284,000	11/15/26	1.550% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	476,932	(405,601)
	15,476,000	5/15/44	2.875% semi-annually	3-Month LIBOR quarterly	160,495	(2,557,053)
	45,838,000	11/15/44	1.810% semi-annually	3-Month LIBOR quarterly	61,343	2,509,246
	347,787,000	11/15/44	1.850% semi-annually	3-Month LIBOR quarterly	(694,010)	17,414,386
Total	$3,828,951,000				$7,799,710	$45,989,587

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	71

Schedule of investments (cont’d)

December 31, 2019

Western Asset Core Bond Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.33 Index	$2,092,212,500	12/20/24	1.000% quarterly	$54,242,701	$42,144,905	$12,097,796
Markit CDX.NA.IG.33 Index	41,800,000	12/20/29	1.000% quarterly	360,776	(264,980)	625,756
Total	$2,134,012,500			$54,603,477	$41,879,925	$12,723,552

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

(a)	Swap contract is valued using significant unobservable inputs (See Note 1).

(b)	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

Abbreviations used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

72	Western Asset Core Bond Fund 2019 Annual Report

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $13,102,554,612)	$13,477,648,382
Investments in affiliated securities, at value (Cost — $613,248,406)	613,248,406
Cash	20,771,803
Receivable for securities sold	829,063,790
Receivable from broker — variation margin on centrally cleared swap contracts	77,250,000
Interest receivable	74,397,123
Receivable for Fund shares sold	36,582,522
Deposits with brokers for open futures contracts and exchange-traded options	14,217,230
OTC swaps, at value (premiums received — $(41,798))	248,070
Deposits with brokers for OTC derivatives	140,000
Receivable for open OTC swap contracts	5,014
Other assets	1,487
Other receivables	3,090
Prepaid expenses	343,197
Total Assets	15,143,920,114

Liabilities:
Payable for securities purchased	1,591,855,224
Payable for Fund shares repurchased	19,121,254
Written options, at value (premiums received — $9,645,208)	5,665,122
Distributions payable	3,698,688
Investment management fee payable	3,455,766
Payable to broker — variation margin on open futures contracts	1,780,639
Service and/or distribution fees payable	220,397
Directors’ fees payable	71,850
Accrued expenses	2,180,888
Total Liabilities	1,628,049,828
Total Net Assets	$13,515,870,286

Net Assets:
Par value (Note 7)	$1,038,622
Paid-in capital in excess of par value	13,207,451,070
Total distributable earnings (loss)	307,380,594
Total Net Assets	$13,515,870,286

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	73

Statement of assets and liabilities (cont’d)

December 31, 2019

Net Assets:
Class A	$520,146,471
Class C	$65,849,753
Class C1	$2,686,049
Class FI	$234,036,463
Class R	$26,359,175
Class I	$8,470,106,598
Class IS	$4,196,685,777

Shares Outstanding:
Class A	39,991,196
Class C	5,061,829
Class C1	206,276
Class FI	17,983,039
Class R	2,024,501
Class I	651,161,067
Class IS	322,194,103

Net Asset Value:
Class A (and redemption price)	$13.01
Class C*	$13.01
Class C1*	$13.02
Class FI (and redemption price)	$13.01
Class R (and redemption price)	$13.02
Class I (and redemption price)	$13.01
Class IS (and redemption price)	$13.03
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$13.59

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

74	Western Asset Core Bond Fund 2019 Annual Report

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Interest from unaffiliated investments	$ 369,892,030
Interest from affiliated investments	14,545,716
Less: Foreign taxes withheld	(174,144)
Total Investment Income	384,263,602

Expenses:
Investment management fee (Note 2)	46,441,386
Transfer agent fees (Note 5)	8,825,356
Service and/or distribution fees (Notes 2 and 5)	2,143,825
Registration fees	631,524
Legal fees	368,048
Directors’ fees	352,935
Fund accounting fees	187,026
Insurance	107,155
Shareholder reports	80,675
Audit and tax fees	76,528
Commitment fees (Note 9)	72,906
Fees recaptured by investment manager (Note 2)	56,516
Custody fees	4,456
Interest expense	135
Miscellaneous expenses	124,457
Total Expenses	59,472,928
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(6,089,999)
Net Expenses	53,382,929
Net Investment Income	330,880,673

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	153,675,704
Futures contracts	(18,884,190)
Written options	74,576,645
Swap contracts	(83,017,431)
Net Realized Gain	126,350,728
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	544,852,763
Futures contracts	4,591,325
Written options	8,735,291
Swap contracts	89,659,751
Change in Net Unrealized Appreciation (Depreciation)	647,839,130
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	774,189,858
Increase in Net Assets From Operations	$1,105,070,531

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	75

Statements of changes in net assets

For the Years Ended December 31,	2019	2018

Operations:
Net investment income	$ 330,880,673	$ 270,455,859
Net realized gain (loss)	126,350,728	(23,628,235)
Change in net unrealized appreciation (depreciation)	647,839,130	(320,304,305)
Increase (Decrease) in Net Assets From Operations	1,105,070,531	(73,476,681)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(430,036,644)	(275,510,903)
Decrease in Net Assets From Distributions to Shareholders	(430,036,644)	(275,510,903)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	7,111,014,482	3,328,206,011
Reinvestment of distributions	383,991,748	255,169,727
Cost of shares repurchased	(2,808,593,970)	(3,251,569,568)
Shares redeemed in-kind (Note 10)	(1,267,915,100)	—
Increase in Net Assets From Fund Share Transactions	3,418,497,160	331,806,170
Increase (Decrease) in Net Assets	4,093,531,047	(17,181,414)

Net Assets:
Beginning of year	9,422,339,239	9,439,520,653
End of year	$13,515,870,286	$ 9,422,339,239

See Notes to Financial Statements.

76	Western Asset Core Bond Fund 2019 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.21	$12.66	$12.32	$12.13	$12.31

Income (loss) from operations:
Net investment income	0.32	0.30	0.24	0.25	0.26
Net realized and unrealized gain (loss)	0.91	(0.44)	0.35	0.20	(0.17)
Total income (loss) from operations	1.23	(0.14)	0.59	0.45	0.09

Less distributions from:
Net investment income	(0.34)	(0.31)	(0.25)	(0.26)	(0.27)
Net realized gains	(0.09)	—	—	—	—
Total distributions	(0.43)	(0.31)	(0.25)	(0.26)	(0.27)

Net asset value, end of year	$13.01	$12.21	$12.66	$12.32	$12.13
Total return[2]	10.03%	(0.99)%	4.82%	3.72%	0.75%

Net assets, end of year (millions)	$520	$320	$419	$422	$329

Ratios to average net assets:
Gross expenses	0.84%[3]	0.84%[3]	0.86%[3]	0.85%[3]	0.91%
Net expenses[4]	0.82 [3,5]	0.82 [3,5]	0.82 [3,5]	0.83 [3,5]	0.90 [5]
Net investment income	2.50	2.48	1.95	2.03	2.14

Portfolio turnover rate[6]	125%[7]	115%	102%	81%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 380%, 363%, 204%, and 237% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	77

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.22	$12.67	$12.33	$12.14	$12.32

Income (loss) from operations:
Net investment income	0.23	0.22	0.15	0.16	0.18
Net realized and unrealized gain (loss)	0.90	(0.44)	0.35	0.21	(0.17)
Total income (loss) from operations	1.13	(0.22)	0.50	0.37	0.01

Less distributions from:
Net investment income	(0.25)	(0.23)	(0.16)	(0.18)	(0.19)
Net realized gains	(0.09)	—	—	—	—
Total distributions	(0.34)	(0.23)	(0.16)	(0.18)	(0.19)

Net asset value, end of year	$13.01	$12.22	$12.67	$12.33	$12.14
Total return[2]	9.27%	(1.76)%	4.08%	3.01%	0.09%

Net assets, end of year (000s)	$65,850	$46,145	$54,052	$56,994	$25,344

Ratios to average net assets:
Gross expenses	1.52%	1.53%	1.53%	1.52%	1.56%[3]
Net expenses[4]	1.52 [5]	1.52 [5]	1.53	1.52	1.56 [3]
Net investment income	1.80	1.78	1.23	1.31	1.50

Portfolio turnover rate[6]	125%[7]	115%	102%	81%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 380%, 363%, 204%, and 237% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

78	Western Asset Core Bond Fund 2019 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C1 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.22	$12.67	$12.33	$12.14	$12.32

Income (loss) from operations:
Net investment income	0.29	0.26	0.19	0.21	0.22
Net realized and unrealized gain (loss)	0.89	(0.44)	0.35	0.19	(0.16)
Total income (loss) from operations	1.18	(0.18)	0.54	0.40	0.06

Less distributions from:
Net investment income	(0.29)	(0.27)	(0.20)	(0.21)	(0.24)
Net realized gains	(0.09)	—	—	—	—
Total distributions	(0.38)	(0.27)	(0.20)	(0.21)	(0.24)

Net asset value, end of year	$13.02	$12.22	$12.67	$12.33	$12.14
Total return[2]	9.73%	(1.43)%	4.39%	3.31%	0.44%

Net assets, end of year (000s)	$2,686	$12,024	$14,844	$17,523	$20,219

Ratios to average net assets:
Gross expenses	1.19%	1.19%	1.23%	1.23%	1.22%
Net expenses[3]	1.19 [4]	1.19 [4]	1.23 [4]	1.23	1.22
Net investment income	2.30	2.11	1.53	1.65	1.82

Portfolio turnover rate[5]	125%[6]	115%	102%	81%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 380%, 363%, 204%, and 237% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	79

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.22	$12.67	$12.33	$12.14	$12.32

Income (loss) from operations:
Net investment income	0.32	0.31	0.25	0.26	0.27
Net realized and unrealized gain (loss)	0.90	(0.45)	0.34	0.20	(0.16)
Total income (loss) from operations	1.22	(0.14)	0.59	0.46	0.11

Less distributions from:
Net investment income	(0.34)	(0.31)	(0.25)	(0.27)	(0.29)
Net realized gains	(0.09)	—	—	—	—
Total distributions	(0.43)	(0.31)	(0.25)	(0.27)	(0.29)

Net asset value, end of year	$13.01	$12.22	$12.67	$12.33	$12.14
Total return[2]	10.13%	(1.06)%	4.83%	3.74%	0.84%

Net assets, end of year (millions)	$234	$181	$245	$177	$232

Ratios to average net assets:
Gross expenses	0.81%	0.81%	0.81%	0.81%[3]	0.82%[3]
Net expenses[4]	0.80 [5]	0.81 [5]	0.81 [5]	0.81 [3]	0.82 [3]
Net investment income	2.54	2.49	1.96	2.08	2.22

Portfolio turnover rate[6]	125%[7]	115%	102%	81%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 0.79%. This expense limitation did not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 380%, 363%, 204%, and 237% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

80	Western Asset Core Bond Fund 2019 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.23	$12.68	$12.33	$12.14	$12.32

Income (loss) from operations:
Net investment income	0.28	0.26	0.20	0.21	0.24
Net realized and unrealized gain (loss)	0.90	(0.44)	0.36	0.20	(0.18)
Total income (loss) from operations	1.18	(0.18)	0.56	0.41	0.06

Less distributions from:
Net investment income	(0.30)	(0.27)	(0.21)	(0.22)	(0.24)
Net realized gains	(0.09)	—	—	—	—
Total distributions	(0.39)	(0.27)	(0.21)	(0.22)	(0.24)

Net asset value, end of year	$13.02	$12.23	$12.68	$12.33	$12.14
Total return[2]	9.68%	(1.39)%	4.56%	3.41%	0.51%

Net assets, end of year (000s)	$26,359	$24,268	$28,847	$20,357	$6,790

Ratios to average net assets:
Gross expenses	1.13%	1.14%[3]	1.16%	1.14%[3]	1.18%[3]
Net expenses[4]	1.13 [5]	1.14 [3,5]	1.15 [5]	1.14 [3]	1.15 [3,5]
Net investment income	2.23	2.16	1.63	1.69	1.92

Portfolio turnover rate[6]	125%[7]	115%	102%	81%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 380%, 363%, 204%, and 237% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	81

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.21	$12.66	$12.32	$12.13	$12.31

Income (loss) from operations:
Net investment income	0.37	0.35	0.29	0.30	0.32
Net realized and unrealized gain (loss)	0.91	(0.44)	0.35	0.20	(0.17)
Total income (loss) from operations	1.28	(0.09)	0.64	0.50	0.15

Less distributions from:
Net investment income	(0.39)	(0.36)	(0.30)	(0.31)	(0.33)
Net realized gains	(0.09)	—	—	—	—
Total distributions	(0.48)	(0.36)	(0.30)	(0.31)	(0.33)

Net asset value, end of year	$13.01	$12.21	$12.66	$12.32	$12.13
Total return[2]	10.44%	(0.63)%	5.21%	4.12%	1.21%

Net assets, end of year (millions)	$8,470	$5,354	$5,627	$4,723	$2,384

Ratios to average net assets:
Gross expenses	0.54%[3]	0.53%	0.55%	0.54%	0.54%
Net expenses[4,5]	0.45 [3]	0.45	0.45	0.45	0.45
Net investment income	2.88	2.86	2.32	2.40	2.61

Portfolio turnover rate[6]	125%[7]	115%	102%	81%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 380%, 363%, 204%, and 237% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

82	Western Asset Core Bond Fund 2019 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.23	$12.68	$12.34	$12.15	$12.33

Income (loss) from operations:
Net investment income	0.38	0.36	0.30	0.31	0.32
Net realized and unrealized gain (loss)	0.90	(0.45)	0.34	0.19	(0.17)
Total income (loss) from operations	1.28	(0.09)	0.64	0.50	0.15

Less distributions from:
Net investment income	(0.39)	(0.36)	(0.30)	(0.31)	(0.33)
Net realized gains	(0.09)	—	—	—	—
Total distributions	(0.48)	(0.36)	(0.30)	(0.31)	(0.33)

Net asset value, end of year	$13.03	$12.23	$12.68	$12.34	$12.15
Total return[2]	10.55%	(0.68)%	5.23%	4.14%	1.22%

Net assets, end of year (millions)	$4,197	$3,485	$3,051	$1,997	$1,734

Ratios to average net assets:
Gross expenses	0.43%[3]	0.42%[3]	0.44%	0.43%	0.44%[3]
Net expenses[4]	0.42 [3,5]	0.42 [3,5]	0.42 [5]	0.43	0.44 [3]
Net investment income	2.94	2.91	2.35	2.44	2.61

Portfolio turnover rate[6]	125%[7]	115%	102%	81%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.42%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 380%, 363%, 204%, and 237% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2019 Annual Report	83

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

84	Western Asset Core Bond Fund 2019 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Mortgage-Backed Securities	—	$5,220,399,428	—		$5,220,399,428
Corporate Bonds & Notes:
Financials	—	1,099,566,952	$0	*	1,099,566,952
Other Corporate Bonds & Notes	—	2,201,415,016	—		2,201,415,016
U.S. Government & Agency Obligations	—	2,135,463,521	—		2,135,463,521
Collateralized Mortgage Obligations	—	1,158,389,985	—		1,158,389,985
Asset-Backed Securities	—	721,098,212	—		721,098,212
Sovereign Bonds	—	589,204,711	—		589,204,711
U.S. Treasury Inflation Protected Securities	—	298,243,989	—		298,243,989
Municipal Bonds	—	5,693,310	—		5,693,310
Purchased Options	$1,398,861	—	—		1,398,861
Total Long-Term Investments	1,398,861	13,429,475,124	0	*	13,430,873,985
Short-Term Investments†:
Commercial Paper	—	46,774,397	—		46,774,397
Money Market Funds	613,248,406	—	—		613,248,406
Total Short-Term Investments	613,248,406	46,774,397	—		660,022,803
Total Investments	$614,647,267	$13,476,249,521	$0	*	$14,090,896,788
Other Financial Instruments:
Futures Contracts	$19,621,604	—	—		$19,621,604
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	$212,148	—		212,148
Centrally Cleared Interest Rate Swaps	—	49,102,565	—		49,102,565
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	12,723,552	—		12,723,552
OTC Credit Default Swaps on Credit Indices — Sell Protection‡	—	—	$35,922		35,922
Total Other Financial Instruments	$19,621,604	$62,038,265	$35,922		$81,695,791
Total	$634,268,871	$13,538,287,786	$35,922		$14,172,592,579

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	LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$5,532,393	—	—	$5,532,393
OTC Written Options	—	$132,729	—	132,729
Futures Contracts	32,860,838	—	—	32,860,838
Centrally Cleared Interest Rate Swaps	—	3,112,978	—	3,112,978
Total	$38,393,231	$3,245,707	—	$41,638,938

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying

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Notes to financial statements (cont’d)

security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities.

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Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2019, the total notional value of all credit default swaps to sell protection was $2,141,483,016. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

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Notes to financial statements (cont’d)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The

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Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the coun-terparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

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Notes to financial statements (cont’d)

(h) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

92	Western Asset Core Bond Fund 2019 Annual Report

(l) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

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Notes to financial statements (cont’d)

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2019, the Fund held OTC written options with credit related contingent features which had a liability position of $132,729. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties. As of December 31, 2019, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $140,000, which could be used to reduce the required payment.

At December 31, 2019, the Fund held non-cash collateral from JPMorgan Chase & Co. in the amount of $188,301. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

94	Western Asset Core Bond Fund 2019 Annual Report

(p) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(63,861,224)	$63,861,224

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the Fund’s average daily net assets

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Notes to financial statements (cont’d)

of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. For their services, LMPFA pays Western Asset and Western Asset London monthly all of the management fee that LMPFA receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares did not exceed 0.82%, 1.65%, 1.42%, 0.85%, 1.15%, 0.45% and 0.42%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2019, fees waived and/or expenses reimbursed amounted to $6,089,999, which included an affiliated money market fund waiver of $61,820.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Expires December 31, 2020	$80,051	$801	$224	$3,656	$459	$ 4,599,764	$119,487
Expires December 31, 2021	62,502	1,186	78	6,086	490	5,732,750	225,059
Total fee waivers/expense reimbursements subject to recapture	$142,553	$1,987	$302	$9,742	$949	$10,332,514	$344,546

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For the year ended December 31, 2019, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class I	Class IS
LMPFA recaptured	$45,911	$554	$10,051

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$75,172	—
CDSCs	4,883	$5,870

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments		U.S. Government & Agency Obligations
Purchases	$1,452,000,662		$26,464,532,468
Sales	258,235,852	*	23,127,196,034	*

*

Excludes value of securities (minus accrued interest) delivered as a result of a redemption in-kind totaling $591,703,588 and $659,019,613 for Investments and U.S. Government & Agency Obligations, respectively (Note 10).

Western Asset Core Bond Fund 2019 Annual Report	97

Notes to financial statements (cont’d)

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$13,715,859,172	$471,936,656	$(96,899,040)	$375,037,616
Swap contracts	49,637,837	62,115,985	(3,112,978)	59,003,007
Written options	(9,645,208)	4,197,188	(217,102)	3,980,086
Futures contracts	—	19,621,604	(32,860,838)	(13,239,234)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$1,398,861	—	$1,398,861
Futures contracts[3]	19,621,604	—	19,621,604
OTC swap contracts[4]	—	$248,070	248,070
Centrally cleared swap contracts[5]	49,102,565	12,723,552	61,826,117
Total	$70,123,030	$12,971,622	$83,094,652

LIABILITY DERIVATIVES[1]
			Interest Rate Risk
Written options			$5,665,122
Futures contracts[3]			32,860,838
Centrally cleared swap contracts[5]			3,112,978
Total			$41,638,938

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

98	Western Asset Core Bond Fund 2019 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(31,111,413)	$(550,672)	$(31,662,085)
Written options	74,008,699	567,946	74,576,645
Futures contracts	(18,884,190)	—	(18,884,190)
Swap contracts	(127,232,344)	44,214,913	(83,017,431)
Total	$(103,219,248)	$44,232,187	$(58,987,061)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$135,960	$(15,551)	$120,409
Written options	8,816,541	(81,250)	8,735,291
Futures contracts	4,591,325	—	4,591,325
Swap contracts	53,205,969	36,453,782	89,659,751
Total	$66,749,795	$36,356,981	$103,106,776

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$2,171,522
Written options	8,150,488
Futures contracts (to buy)	8,965,030,512
Futures contracts (to sell)	4,097,210,250

Average Notional Balance
Interest rate swap contracts	$4,218,305,846
Credit default swap contracts (to sell protection)	2,259,599,423

Western Asset Core Bond Fund 2019 Annual Report	99

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4]
Banc of America Securities LLC	$35,922	—	$35,922	—	$35,922
Citibank N.A.	—	$(132,729)	(132,729)	$132,729	—
JPMorgan Chase & Co.	212,148	—	212,148	(188,301)	23,847
Total	$248,070	$(132,729)	$115,341	$(55,572)	$59,769

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$936,703	†	$600,278
Class C	541,013		56,372
Class C1	48,267		5,550
Class FI	495,340	†	269,822
Class R	122,502		51,838
Class I	—		7,664,392
Class IS	—		177,104
Total	$2,143,825		$8,825,356

†

Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2019, the service and/or distribution fees reimbursed amounted to $2 and $26 for Class A and Class FI shares, respectively.

100	Western Asset Core Bond Fund 2019 Annual Report

For the year ended December 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$64,821
Class C	1,487
Class C1	91
Class FI	7,187
Class R	610
Class I	5,771,451
Class IS	244,352
Total	$6,089,999

6. Distributions to shareholders by class

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Investment Income:
Class A	$9,814,518	$9,568,454
Class C	1,038,535	868,696
Class C1	163,935	287,167
Class FI	5,256,245	5,507,728
Class R	571,837	601,313
Class I	200,671,491	160,365,635
Class IS	126,786,993	98,311,910
Total	$344,303,554	$275,510,903

Net Realized Gains:
Class A	$3,206,976	—
Class C	415,362	—
Class C1	18,500	—
Class FI	1,481,716	—
Class R	166,626	—
Class I	53,738,589	—
Class IS	26,705,321	—
Total	$85,733,090	—

Western Asset Core Bond Fund 2019 Annual Report	101

Notes to financial statements (cont’d)

7. Capital shares

At December 31, 2019, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	25,187,908	$324,130,462	10,333,782	$127,116,241
Shares issued on reinvestment	705,499	9,084,097	601,398	7,378,156
Shares repurchased	(12,098,214)	(153,529,779)	(17,850,535)	(218,780,117)
Net increase (decrease)	13,795,193	$179,684,780	(6,915,355)	$(84,285,720)

Class C
Shares sold	2,639,263	$33,952,380	962,057	$11,802,885
Shares issued on reinvestment	83,644	1,077,279	54,270	665,756
Shares repurchased	(1,437,208)	(18,403,635)	(1,506,695)	(18,513,593)
Net increase (decrease)	1,285,699	$16,626,024	(490,368)	$(6,044,952)

Class C1
Shares sold	2,003	$25,154	12,270	$150,584
Shares issued on reinvestment	13,528	172,045	22,787	279,666
Shares repurchased	(792,989)	(10,110,758)	(222,751)	(2,731,357)
Net decrease	(777,458)	$(9,913,559)	(187,694)	$(2,301,107)

Class FI
Shares sold	7,609,567	$97,863,827	6,356,962	$78,318,493
Shares issued on reinvestment	511,664	6,585,567	438,476	5,382,465
Shares repurchased	(4,946,630)	(63,105,452)	(11,304,135)	(138,624,308)
Net increase (decrease)	3,174,601	$41,343,942	(4,508,697)	$(54,923,350)

Class R
Shares sold	904,709	$11,659,575	753,920	$9,297,960
Shares issued on reinvestment	39,745	512,221	26,405	323,958
Shares repurchased	(904,949)	(11,599,340)	(1,071,193)	(13,163,177)
Net increase (decrease)	39,505	$572,456	(290,868)	$(3,541,259)

Class I
Shares sold	314,667,058	$4,035,727,267	154,477,323	$1,898,943,413
Shares issued on reinvestment	17,614,494	226,846,221	11,874,755	145,634,939
Shares repurchased	(119,452,248)	(1,522,009,078)	(172,377,829)	(2,110,075,726)
Net increase (decrease)	212,829,304	$2,740,564,410	(6,025,751)	$(65,497,374)

102	Western Asset Core Bond Fund 2019 Annual Report

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class IS
Shares sold	203,788,343	$2,607,655,817	97,703,066	$1,202,576,435
Shares issued on reinvestment	10,855,184	139,714,318	7,779,932	95,504,787
Shares repurchased	(80,426,252)	(1,029,835,928)	(61,132,778)	(749,681,290)
Shares redeemed in-kind	(96,935,405)	(1,267,915,100)	—	—
Net increase	37,281,870	$449,619,107	44,350,220	$548,399,932

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2019. The following transactions were effected in shares of such companies for the year ended December 31, 2019.

	Affiliate Value at December 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio, LLC	$556,786,010	$5,075,113,990	5,075,113,990	$5,631,900,000	5,631,900,000
Western Asset Premier Institutional Government Reserves, Premium Shares	—	1,927,214,240	1,927,214,240	1,313,965,834	1,313,965,834
	$556,786,010	$7,002,328,230		$6,945,865,834

Western Asset Core Bond Fund 2019 Annual Report	103

Notes to financial statements (cont’d)

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2019
Western Asset Government Cash Management Portfolio, LLC	—	$13,612,327	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	933,389	—	$613,248,406
	—	$14,545,716	—	$613,248,406

9. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended December 31, 2019, the Fund incurred a commitment fee in the amount of $72,906. The Fund did not utilize the Redemption Facility during the year ended December 31, 2019.

10. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2019, the Fund had redemptions in-kind with total proceeds in the amount of $1,267,915,100. The net realized gain on these redemptions in-kind amounted to $64,876,257, which was not realized for tax purposes.

104	Western Asset Core Bond Fund 2019 Annual Report

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$386,557,601	$275,510,903
Net long-term capital gains	43,479,043	—
Total distributions paid	$430,036,644	$275,510,903

As of December 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$29,857,552
Other book/tax temporary differences(a)	(147,176,574)
Unrealized appreciation (depreciation)(b)	424,699,616
Total distributable earnings (loss) — net	$307,380,594

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, the deferral of certain late year losses for tax purposes, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in partnerships.

12. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

13. Subsequent event

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Legg Mason, would become an indirect wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing

Western Asset Core Bond Fund 2019 Annual Report	105

Notes to financial statements (cont’d)

conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management contract with the Manager, and any related sub-advisory contract(s), where applicable. Therefore, the Fund’s Board is expected to be asked to approve a new investment management contract between the Fund and the Manager (and a new sub-advisory contract(s), if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract(s), if applicable) is expected to be presented to the shareholders of the Fund for their approval.

106	Western Asset Core Bond Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Core Bond Fund 2019 Annual Report	107

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“WAML” and together with Western Asset, the “Subadvisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 10, 2019 and October 29, 2019. At a meeting held on November 18, 2019, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as WAML, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by WAML. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreement between LMPFA and WAML with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to WAML because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to approve the renewal of the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers;

108	Western Asset Core Bond Fund

the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each Subadviser would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended June 30, 2019. In that connection, the Directors noted that the performance of the Fund exceeded its peer group’s average performance for each period. The Directors also noted that the Fund’s performance exceeded that of its benchmark for all such periods. The Directors considered the factors involved in the Fund’s performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by either Subadviser. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average combined advisory and administration fees paid by funds in its peer group and that total expenses for the Fund were higher than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the management fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities of the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and the Subadvisers may receive from their relationships with the Fund, including any “fallout benefits,” such as reputational

Western Asset Core Bond Fund	109

Board approval of management and subadvisory agreements (unaudited) (cont’d)

value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which Western Asset potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

110	Western Asset Core Bond Fund

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on December 3, 2019 for shareholders of record as of September 13, 2019 (the “Record Date”) to elect the Board of Directors of the Corporation. Shareholders of the Fund and each other series of the Corporation voted together as a single class to elect the Board.

Shareholders of the Corporation voted as indicated below (vote totals are rounded to the nearest whole number). Effective January 1, 2020, the Board is composed of the following Directors:

Director	For	Withheld
Robert Abeles, Jr.	2,791,652,617	30,297,354
Jane F. Dasher	2,792,912,395	29,037,576
Anita L. DeFrantz	2,792,511,958	29,438,013
Avedick B. Poladian	2,792,320,211	29,629,760
Susan B. Kerley	2,788,394,406	33,555,565
William E.B. Siart	2,791,341,381	30,608,590
Jaynie Miller Studenmund	2,792,832,592	29,117,379
Ronald L. Olson	2,782,642,169	39,307,802
Peter J. Taylor	2,792,774,253	29,175,718
Jane E. Trust	2,783,998,172	37,951,799

The above Directors have also been elected to serve as board members of other Western Asset-advised mutual funds within the Legg Mason fund complex.

Western Asset Core Bond Fund	111

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†.A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership — resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Directors and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

112	Western Asset Core Bond Fund

Independent Directors†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset Core Bond Fund	113

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors†† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Director of Pacific Mutual Holding Company[4] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

114	Western Asset Core Bond Fund

Interested Director

Ronald L. Olson[5]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	55
Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[6]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (for- merly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Director[3]	142
Other Directorships held by Director during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Core Bond Fund	115

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

116	Western Asset Core Bond Fund

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

Western Asset Core Bond Fund	117

Additional information (unaudited) (cont’d)

Information about Directors and Officers

††	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex.

[4]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[5]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[6]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

118	Western Asset Core Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019:

Record date:	Daily	12/5/2019
Payable date:	January 2019 through December 2019	12/6/2019
Interest from Federal Obligations	9.97%	9.97%
Qualified Short-Term Capital Gain Dividend*	—	$0.042400
Long-Term Capital Gain Dividend	—	$0.043630

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

*	Qualified Short-Term Capital Gain dividend is eligible for exemption from U.S. withholding tax for non resident shareholders and foreign corporations.

Western Asset Core Bond Fund	119

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Western Asset

Core Bond Fund

Directors*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*

During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Transfer agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Custodian

The Bank of New York Mellon

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Core Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s web-site at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regula- tors;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013138 2/20 SR20-3821

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2018 and December 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $383,790 in December 31, 2018 and in $203,233 in December 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018 and $0 in December 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018 and $0 in December 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $9,000 in December 31, 2018 and $0 in December 31, 2019, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee December implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes December impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services December not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2018 and December 31, 2019; Tax Fees were 100% and 100% for December 31, 2018 and December 31, 2019; and Other Fees were 100% and 100% for December 31, 2018 and December 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $678,000 in December 31, 2018 and $938,841in December 31, 2019.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr. * Jane F. Dasher * Anita L. DeFrantz * Susan B. Kerley * Ronald L. Olson * Avedick B. Poladian * William E.B. Siart * Jaynie M. Studenmund * Peter J. Taylor *

*   During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 2, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	March 2, 2020